                                                                     EXHIBIT 4.3



                                                                  EXECUTION COPY


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                      INTEGRATED ELECTRICAL SERVICES, INC.

                                 AS THE COMPANY

                                       AND

                          THE SUBSIDIARIES NAMED HEREIN

                                  AS GUARANTORS

                                       TO

                       STATE STREET BANK AND TRUST COMPANY

                                   AS TRUSTEE

                                    INDENTURE

                            DATED AS OF MAY 29, 2001

              9 3/8% SENIOR SUBORDINATED NOTES, SERIES C, DUE 2009

              9 3/8% SENIOR SUBORDINATED NOTES, SERIES D, DUE 2009





================================================================================

                              CROSS-REFERENCE TABLE

                (NOTE - this table is not part of the Indenture)


 TIA                                                                                               Indenture
Section                                                                                             Section
-------                                                                                             -------
310(a)(1)..............................................................................................6.9
310(a)(2)..............................................................................................6.9
310(a)(3).............................................................................................N.A.
310(a)(4).............................................................................................N.A.
310(a)(5).............................................................................................N.A.
310(b)...........................................................................................6.8; 6.10
310(c)................................................................................................N.A.
311(a)................................................................................................6.13
311(b)................................................................................................6.13
311(c)................................................................................................N.A.
312(a)............................................................................................7.1; 7.2
312(b).................................................................................................7.2
312(c).................................................................................................7.2
313(a).................................................................................................7.3
313(b).................................................................................................7.3
313(c).................................................................................................1.6
313(d).................................................................................................7.3
314(a).................................................................................................7.4
314(b)................................................................................................N.A.
314(c)(1)..............................................................................................1.2
314(c)(2)..............................................................................................1.2
314(c)(3).............................................................................................N.A.
314(d)................................................................................................N.A.
314(e).................................................................................................1.2
314(f)................................................................................................N.A.
315(a).................................................................................................6.1
315(b).................................................................................................6.2
315(c).................................................................................................6.1
315(d).................................................................................................6.1
315(e)................................................................................................5.14
316(a)(1)(A)..........................................................................................5.12
316(a)(1)(B)..........................................................................................5.13
316(a)(2).............................................................................................N.A.
316(a)(last sentence)..................................................................................1.1
316(b)............................................................................................5.7; 5.8
316(c).................................................................................................1.4
317(a)(1)..............................................................................................5.3
317(a)(2)..............................................................................................5.4
317(b)................................................................................................10.3
317(a).................................................................................................1.7

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
ARTICLE I Definitions and Other Provisions of General Application.................................................1

         SECTION 1.1. Definitions.................................................................................1
         SECTION 1.2. Compliance Certificates and Opinions.......................................................21
         SECTION 1.3. Form of Documents Delivered to Trustee.....................................................21
         SECTION 1.4. Acts of Holders; Record Dates..............................................................22
         SECTION 1.5. Notices to Trustee, the Company or a Guarantor.............................................23
         SECTION 1.6. Notice to Holders; Waiver..................................................................23
         SECTION 1.7. Conflict with Trust Indenture Act..........................................................24
         SECTION 1.8. Effect of Headings and Table of Contents...................................................24
         SECTION 1.9. Successors and Assigns.....................................................................24
         SECTION 1.10. Separability Clause.......................................................................24
         SECTION 1.11. Benefits of Indenture.....................................................................24
         SECTION 1.12. Governing Law.............................................................................24
         SECTION 1.13. Legal Holidays............................................................................24

ARTICLE II Security Forms........................................................................................25

         SECTION 2.1. Forms Generally............................................................................25

ARTICLE III The Securities.......................................................................................25

         SECTION 3.1. Title and Terms............................................................................25
         SECTION 3.2. Denominations..............................................................................26
         SECTION 3.3. Execution, Authentication, Delivery and Dating.............................................26
         SECTION 3.4. Temporary Securities.......................................................................27
         SECTION 3.5. Registration, Registration of Transfer and Exchange........................................28
         SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities...........................................29
         SECTION 3.7. Payment of Interest; Rights Preserved......................................................29
         SECTION 3.8. Persons Deemed Owners......................................................................30
         SECTION 3.9. Cancellation...............................................................................30
         SECTION 3.10. Computation of Interest...................................................................30
         SECTION 3.11. CUSIP and CINS Numbers....................................................................31
         SECTION 3.12. Deposits of Monies........................................................................31
         SECTION 3.13. Book-Entry Provisions for Global Securities...............................................31
         SECTION 3.14. Transfer and Exchange.....................................................................32

ARTICLE IV Satisfaction and Discharge............................................................................34

         SECTION 4.1. Satisfaction and Discharge of Indenture....................................................34
         SECTION 4.2. Application of Trust Money.................................................................35

ARTICLE V Remedies...............................................................................................35

         SECTION 5.1. Events of Default..........................................................................35

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
         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.........................................37
         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee............................38
         SECTION 5.4. Trustee May File Proofs of Claim...........................................................38
         SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities................................39
         SECTION 5.6. Application of Money Collected.............................................................39
         SECTION 5.7. Limitation on Suits........................................................................39
         SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest..................40
         SECTION 5.9. Restoration of Rights and Remedies.........................................................40
         SECTION 5.10. Rights and Remedies Cumulative............................................................40
         SECTION 5.11. Delay or Omission Not Waiver..............................................................40
         SECTION 5.12. Control by Holders........................................................................40
         SECTION 5.13. Waiver of Past Defaults...................................................................41
         SECTION 5.14. Undertaking for Costs.....................................................................41
         SECTION 5.15. Waiver of Stay or Extension Laws..........................................................41

ARTICLE VI The Trustee...........................................................................................42

         SECTION 6.1. Certain Duties and Responsibilities........................................................42
         SECTION 6.2. Notice of Defaults.........................................................................42
         SECTION 6.3. Certain Rights of Trustee..................................................................42
         SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.....................................43
         SECTION 6.5. May Hold Securities........................................................................44
         SECTION 6.6. Money Held in Trust........................................................................44
         SECTION 6.7. Compensation and Reimbursement.............................................................44
         SECTION 6.8. Conflicting Interests......................................................................45
         SECTION 6.9. Corporate Trustee Required; Eligibility....................................................45
         SECTION 6.10. Resignation and Removal; Appointment of Successor.........................................45
         SECTION 6.11. Acceptance of Appointment by Successor....................................................46
         SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business...............................46
         SECTION 6.13. Preferential Collection of Claims Against the Company or a Guarantor......................47
         SECTION 6.14. Appointment of Authenticating Agent.......................................................47

ARTICLE VII Holders' Lists and Reports by Trustee and Company....................................................48

         SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders..................................48
         SECTION 7.2. Preservation of Information; Communications to Holders.....................................48
         SECTION 7.3. Reports by Trustee.........................................................................49
         SECTION 7.4. Reports by Company.........................................................................49

ARTICLE VIII Consolidation, Merger, Conveyance, Transfer or Lease................................................49

         SECTION 8.1. Company May Merge, Consolidate, Etc. Only on Certain Terms.................................49
         SECTION 8.2. Successor Substituted......................................................................50

ARTICLE IX Amendments; Waivers; Supplemental Indentures..........................................................51

         SECTION 9.1. Amendments, Waivers and Supplemental Indentures Without Consent of Holders.................51
         SECTION 9.2. Modifications, Amendments and Supplemental Indentures with Consent of Holders..............51

         SECTION 9.3. Execution of Supplemental Indentures.......................................................52
         SECTION 9.4. Effect of Supplemental Indentures..........................................................52
         SECTION 9.5. Conformity with Trust Indenture Act........................................................52
         SECTION 9.6. Reference in Securities to Supplemental Indentures.........................................53
         SECTION 9.7. Waiver of Certain Covenants................................................................53
         SECTION 9.8. No Liability for Certain Persons...........................................................53

ARTICLE X Covenants..............................................................................................53

         SECTION 10.1. Payment of Principal, Premium and Interest................................................53
         SECTION 10.2. Maintenance of Office or Agency...........................................................53
         SECTION 10.3. Money for Security Payments to be Held in Trust...........................................54
         SECTION 10.4. Existence; Activities.....................................................................55
         SECTION 10.5. Maintenance of Properties.................................................................55
         SECTION 10.6. Payment of Taxes and Other Claims.........................................................55
         SECTION 10.7. Maintenance of Insurance..................................................................55
         SECTION 10.8. Limitation on Indebtedness................................................................55
         SECTION 10.9. Limitation on Restricted Payments.........................................................56
         SECTION 10.10. Limitation on Issuances and Sales of Restricted Subsidiary Stock.........................58
         SECTION 10.11. Limitation on Transactions with Affiliates...............................................58
         SECTION 10.12. Limitation on Liens......................................................................59
         SECTION 10.13. Change of Control........................................................................59
         SECTION 10.14. Disposition of Proceeds of Asset Sales...................................................60
         SECTION 10.15. Limitation on Dividends and Other Payment Restrictions Affecting
                  Restricted Subsidiaries........................................................................62
         SECTION 10.16. Limitation on Issuance of Subordinated Indebtedness......................................62
         SECTION 10.17. Additional Subsidiary Guarantees.........................................................62
         SECTION 10.18. Limitations on Designation of Unrestricted Subsidiaries..................................63
         SECTION 10.19. Provision of Financial Information.......................................................64
         SECTION 10.20. Statement by Officers as to Default; Compliance Certificates.............................64

ARTICLE XI Redemption of Securities..............................................................................64

         SECTION 11.1. Right of Redemption.......................................................................64
         SECTION 11.2. Applicability of Article..................................................................64
         SECTION 11.3. Election to Redeem; Notice to Trustee.....................................................65
         SECTION 11.4. Selection by Trustee of Securities to Be Redeemed.........................................65
         SECTION 11.5. Notice of Redemption......................................................................65
         SECTION 11.6. Deposit of Redemption Price...............................................................66
         SECTION 11.7. Securities Payable on Redemption Date.....................................................66
         SECTION 11.8. Securities Redeemed in Part...............................................................66

ARTICLE XII Defeasance and Covenant Defeasance...................................................................67

         SECTION 12.1. Company's Option To Effect Defeasance or Covenant Defeasance..............................67
         SECTION 12.2. Defeasance and Discharge..................................................................67
         SECTION 12.3. Covenant Defeasance.......................................................................67
         SECTION 12.4. Conditions to Defeasance or Covenant Defeasance...........................................67
         SECTION 12.5. Deposited Money and U.S. Government Obligations To Be Held in Trust; Miscellaneous
                  Provisions.....................................................................................69

         SECTION 12.6. Reinstatement.............................................................................69

ARTICLE XIII Guaranty............................................................................................70

         SECTION 13.1. Guaranty..................................................................................70
         SECTION 13.2. Limitation on Liability...................................................................71
         SECTION 13.3. Execution and Delivery of Guarantees; Supplemental Indentures.............................72
         SECTION 13.4. Guarantors May Consolidate, Etc., on Certain Terms........................................72
         SECTION 13.5. Release of Guarantors.....................................................................72
         SECTION 13.6. Successors and Assigns....................................................................73
         SECTION 13.7. No Waiver, etc............................................................................73
         SECTION 13.8. Modification, etc.........................................................................73
         SECTION 13.9. Subordination of Guarantees...............................................................73

ARTICLE XIV Subordination........................................................................................73

         SECTION 14.1. Securities Subordinate to Senior Indebtedness and Senior to Subordinated Indebtedness.....73
         SECTION 14.2. Payment Over of Proceeds Upon Dissolution, Etc............................................74
         SECTION 14.3. No Payment When Designated Senior Indebtedness in Default.................................74
         SECTION 14.4. Subrogation to Rights of Holders of Senior Indebtedness...................................75
         SECTION 14.5. Provisions Solely to Define Relative Rights...............................................75
         SECTION 14.6. Trustee to Effectuate Subordination.......................................................75
         SECTION 14.7. No Waiver of Subordination Provisions.....................................................75
         SECTION 14.8. Notice to Trustee.........................................................................76
         SECTION 14.9. Reliance on Judicial Order or Certificate of Liquidating Agent............................76
         SECTION 14.10. Trustee Not Fiduciary for Holders of Senior Indebtedness.................................76
         SECTION 14.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of
                  Trustee's Rights...............................................................................77
         SECTION 14.12. Article Applicable to Paying Agents......................................................77


Schedule A        List of Guarantors
Exhibit A-1       Form of Series C Security
Exhibit A-2       Form of Series D Security
Exhibit B         Global Securities Legend
Exhibit C         Transfer Letter
Exhibit D         Form of Supplemental Indenture
Exhibit E         Form of Certificate from Acquiring
                  Institutional Accredited Investor

         INDENTURE, dated as of May 29, 2001, among INTEGRATED ELECTRICAL SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), the Subsidiaries of the Company named in Schedule A as of the date of issuance (herein called the "Initial Guarantors") and STATE STREET BANK AND TRUST COMPANY, as trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of (i) $125,000,000 aggregate principal amount of the Company's 9[ ]% Senior Subordinated Notes, Series C, due 2009, issued on the date hereof (the "Initial Securities"), (ii) if and when issued, an unlimited principal amount of additional 9[ ]% Senior Subordinated Notes, Series C, due 2009 or 9[ ]% Senior Subordinated Notes, Series D, due 2009 ("Series D Securities") of the Company that may be offered from time to time subsequent to the Issue Date (the "Additional Securities") and (iii) if and when issued, the Company's 9[ ]% Senior Subordinated Notes, Series D, due 2009 that may be issued from time to time in exchange for Initial Securities or any Additional Securities in an offer registered under the Securities Act as provided in a Registration Rights Agreement or as Private Exchange Securities as contemplated by the Registration Rights Agreement (the "Exchange Securities," and together with the Initial Securities and Additional Securities, the "Securities").

         Each Guarantor desires to make the Guaranty provided herein and has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when executed by the Company, authenticated and delivered hereunder and duly issued by the Company, and the Guarantees, when executed and delivered hereunder by each Guarantor, the valid obligations of the Company and each Guarantor, and to make this Indenture a valid agreement of the Company and each Guarantor, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

                  Definitions and Other Provisions of General Application

SECTION 1.1. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein);

                  (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

                  (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (6) each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time.

         Whenever this Indenture requires that a particular ratio or amount be calculated with respect to a specified period after giving effect to certain transactions or events on a pro forma basis, such calculation shall be made as if the transactions or events occurred on the first day of such period, unless otherwise specified.

         "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an Asset Acquisition from such Person or (b) existing at the time such Person becomes or is merged into a Subsidiary of any other Person.

         "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Additional Securities" has the meaning set forth in the first paragraph of the RECITALS OF THE COMPANY of this Indenture.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise; provided that beneficial ownership of 10% of more of the Voting Stock of a Person shall be deemed to be control.

         "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or, other than in the ordinary course of business, any other properties or assets of such Person.

         "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition by the Company or any Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary, of (a) any Capital Stock of any Restricted Subsidiary; (b) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary; or (c) any other properties or assets of the Company or any Restricted Subsidiary outside of the ordinary course of business, other than (i) sales of obsolete, damaged or used equipment or other equipment or inventory sales in the ordinary course of business, (ii) sales of assets in one or a series of related transactions for an aggregate consideration of less than $2,000,000 and (iii) sales of accounts receivable for financing purposes. For the purposes of this definition, the term "Asset Sale" shall not include (i) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets that is governed by the provisions of Article VIII, (ii) a Restricted Payment that is permitted under Section 10.9, or (iii) the trade or exchange by the Company or any Restricted Subsidiary of any property or assets owned or held by the

Company or such Restricted Subsidiary for any property or assets owned or held by another Person, provided that the Fair Market Value of the properties traded or exchanged by the Company or such Restricted Subsidiary (including any cash or Cash Equivalents to be delivered by the Company or such Restricted Subsidiary) is reasonably equivalent to the Fair Market Value of the properties (together with any cash or Cash Equivalents) to be received by the Company or such Restricted Subsidiary, and provided further that any such cash or Cash Equivalents shall be deemed to constitute Net Cash Proceeds of an Asset Sale for purposes of Section 10.14.

         "Asset Sale Deficiency" has the meaning specified in Section 10.14.

         "Asset Sale Offer" has the meaning specified in Section 10.14.

         "Asset Sale Offer Amount" has the meaning specified in Section 10.14.

         "Asset Sale Purchase Date" means the Purchase Date relating to an Asset Sale Offer.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 hereof to act on behalf of the Trustee to authenticate Securities.

         "Average Life to Stated Maturity" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing
(i) the sum of the products of (a) the number of years (and any portion thereof) from such date of such determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund or mandatory redemption payment requirements) of such Indebtedness, and (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

         "Board of Directors" means the board of directors of a company or its equivalent, including managers of a limited liability company, general partners of a partnership or trustees of a business trust, or any duly authorized committee thereof.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a company to have been duly adopted by the Board of Directors of such company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, Hartford, Connecticut or Boston, Massachusetts are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.

         "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "Cash Equivalents" means, at any time, (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (b) commercial paper, maturing not more than one year from the date of issue, rated at least A-2 by Standard & Poor's Ratings Group or P-2 by Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank meeting the specifications of clause (c) above, and (e) investments in funds investing primarily in investments of the types described in clauses (a) through (d) above.

         "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company; (b) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation and (ii) immediately after such transaction no "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation.

         "Change of Control Date" has the meaning specified in Section 10.13.

         "Change of Control Offer" has the meaning specified in Section 10.13.

         "Change of Control Purchase Date" has the meaning specified in Section 10.13.

         "Change of Control Purchase Price" has the meaning specified in Section 10.13.

         "Clearstream" means Clearstream Banking, societe anonyme.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means the common stock of the Company, par value $0.01 per share, and the Company's restricted voting common stock, par value $0.01 per share.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or Paying Agent, as applicable.

         "Consolidated Cash Flow Available for Fixed Charges" as of any date of determination means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income, (b) Consolidated Non-cash Charges, (c) Consolidated Interest Expense, and (d) Consolidated Income Tax Expense (other than income tax expense (either positive or negative) attributable to extraordinary gains or losses).

         "Consolidated Fixed Charge Coverage Ratio" as of any date of determination means, with respect to any Person, the ratio of the aggregate amount of Consolidated Cash Flow Available for Fixed Charges of such Person for the four full fiscal quarters, treated as one period, for which financial information in respect thereof is available immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of such Person for the Four Quarter Period. For purposes of making the computation referred to above, Consolidated Cash Flow Available for Fixed Charges and Consolidated Fixed Charges shall be calculated giving pro forma effect (in a manner consistent with Rule 11-02 of Regulation S-X) to the following events (without duplication): (i) any Asset Sale or Asset Acquisition occurring since the first day of the Four Quarter Period (including to the date of calculation) as if such acquisition or disposition occurred at the beginning of the Four Quarter Period (including giving effect to (A) the amount of any reduction in expenses related to any compensation, remuneration or other benefit paid or provided to any employee, consultant, Affiliate or equity owner of the entity involved in any such Asset Sale or Asset Acquisition to the extent such costs are eliminated or reduced (or public announcement has been made of the intent to eliminate or reduce such costs) prior to the date of such calculation and not replaced and (B) the amount of any reduction in general, administrative or overhead costs of the entity involved in any such Asset Sale or Asset Acquisition), (ii) the incurrence of Indebtedness giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness were incurred at the beginning of the Four Quarter Period, (iii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of the Four Quarter Period and prior to the making of this calculation as if such Indebtedness or obligations were incurred, repaid or retired at the beginning of the Four Quarter Period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during the Four Quarter Period), (iv) elimination of Consolidated Cash Flow Available for Fixed Charges and Consolidated Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, but, with respect to Consolidated Fixed Charges, only to the extent that the obligations giving rise to such Consolidated Fixed Charges will not be obligations of the referent Person or any of its Restricted Subsidiaries following the Transaction Date. In calculating Consolidated Fixed Charges for purposes of determining the denominator (but not the numerator) of the Consolidated Fixed Charge Coverage Ratio, (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (ii) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a Eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the above provisions shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or such Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

         "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period of (i) Consolidated Interest Expense and (ii) the aggregate amount of dividends and other distributions paid or accrued during such period in respect of Redeemable Capital Stock or Preferred Stock of such Person and its Restricted Subsidiaries on a consolidated basis.

         "Consolidated Income Tax Expense" means, with respect to any Person for any period, the provision for federal, state, local and foreign income taxes of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount and capitalized debt issuance costs, (b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptance financing or similar facilities and (e) all accrued interest and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Income" means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income of such Person and its Restricted Subsidiaries allocable to minority interests in unconsolidated Persons or to Investments in Unrestricted Subsidiaries to the extent that cash dividends or distributions have not actually been received by such Person or one of its Restricted Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) gains or losses in respect of any Asset Sales by such Person or one of its Restricted Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), on an after-tax basis, (v) the net income of any Restricted Subsidiary of such Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders and (vi) any gain or loss realized as a result of the cumulative effect of a change in accounting principles.

         "Consolidated Non-cash Charges" means, with respect to any Person for any period, the aggregate depreciation, amortization (including amortization of goodwill and other intangibles) and other non-cash charges of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charges constituting an extraordinary item or loss).

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which address as of the date of this Indenture is located at Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103, Attention: Corporate Trust, Administration.

         "Covenant Defeasance" has the meaning specified in Section 12.3.

         "Credit Facility" means the Credit Agreement dated as of May 22, 2001 among the Company, The Chase Manhattan Bank, as Administrative Agent, and the Banks named therein (which replaced the Credit Agreement dated as of July 30, 1998 among the Company, NationsBank, N.A., as the Agent, and the banks named therein), including any notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended (including any amendment and restatement thereof), modified, extended, renewed, refunded, substituted or replaced or refinanced from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agents, creditor, lender or group of creditors or lenders.

         "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "Defeasance" has the meaning specified in Section 12.2.

         "Depository" means The Depository Trust Company, or its successor.

         "Designated Guarantor Senior Indebtedness" means, with respect to a Guarantor, amounts owing by such Guarantor under the Credit Facility and guarantees by such Guarantor of Designated Senior Indebtedness.

         "Designated Senior Indebtedness" means (i) all Indebtedness under the Credit Facility and (ii) any other issue of Senior Indebtedness which (a) at the time of the determination is equal to or greater than $25,000,000 in aggregate principal amount and (b) is specifically designated by the Company in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness."

         "Disinterested Member of the Board of Directors of the Company" means, with respect to any transaction or series of related transactions, a member of the Board of Directors of the Company other than a member who has any material direct or indirect financial interest in or with respect to such transaction or series of transactions or who is an Affiliate, or an officer, director or an employee of any Person (other than the Company) who has any direct or indirect financial interest in or with respect to such transaction or series of transactions (in each case other than an interest arising solely from the beneficial ownership of Capital Stock of the Company).

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

         "Event of Default" has the meaning specified in Section 5.1.

         "Excess Proceeds" has the meaning specified in Section 10.14.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Securities" has the meaning set forth in the first paragraph of the RECITALS OF THE COMPANY of this Indenture.

         "Expiration Date" shall have the meaning set forth in the definition of "Offer to Purchase."

         "Fair Market Value" means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) which could be negotiated in an arm's-length free market transaction between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company in good faith.

         "Federal Bankruptcy Code" means Title 11, U.S. Code.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are in effect from time to time.

         "Global Securities" means one or more Regulation S Global Securities, 144A Global Securities, IAI Global Securities and Series D Global Securities.

         "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts available to be drawn down under letters of credit of another Person. The term "guarantee" used as a verb has a corresponding meaning. The term "guarantor" shall mean any Person providing a guarantee of any obligation.

         "Guarantor Senior Indebtedness" of a Guarantor means the principal of, premium, if any, and interest on any Indebtedness of such Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to such Guarantor's Guarantee. Without limiting the generality of the foregoing, (x) "Guarantor Senior Indebtedness" shall include the principal of, premium, if any, and interest on all obligations of every nature of such Guarantor from time to time owed to the lenders under the Credit Facility, including, without limitation, principal of and interest on, and all fees, indemnities and expenses payable under, the Credit Facility, and (y) in the case of amounts owing under the Credit Facility and guarantees of Designated Senior Indebtedness, "Guarantor Senior Indebtedness" shall include interest accruing thereon subsequent to the occurrence of any Event of Default specified in clause (7) or (8) of Section 5.1 relating to such Guarantor, whether or not the claim for such interest is allowed under any applicable Bankruptcy Code. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (a) Indebtedness evidenced by the Securities or the Guarantees, (b) Indebtedness that is expressly subordinate or junior in right of payment to any other Indebtedness of such Guarantor, (c) Indebtedness which, when incurred and without respect to any election under
Section 1111(b) of Title 11, United States Code, is by its terms without recourse to such Guarantor, (d) Indebtedness which is represented by Redeemable Capital Stock, (e) to the extent it constitutes Indebtedness, any liability for federal, state, local or other taxes owed or owing by such Guarantor, (f) Indebtedness of such Guarantor to the Company or a Subsidiary of the Company or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, and
(g) that portion of any Indebtedness which is incurred by such Guarantor in violation of the Indenture.

         "Guarantor Subordinated Indebtedness" means, with respect to a Guarantor, indebtedness and other obligations of such Guarantor which are expressly subordinated in right of payment to such Guarantor's Guaranty.

         "Guarantors" shall mean each Initial Guarantor and each future Subsidiary designated a Guarantor in accordance with Section 10.17 herein.

         "Guaranty" means each guaranty of the Securities contained in Article XIII given by each Guarantor.

         "Guaranty Obligations" means, with respect to each Guarantor, the obligations of such Guarantor under Article XIII.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "IAI Global Security" means a permanent global Security in registered form representing the aggregate principal amount of Securities sold to Institutional Accredited Investors.

         "IAI Security" has the meaning set forth in Section 3.3.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, banker's acceptance or other similar credit transaction, if, and to the extent, any of the foregoing would appear as a liability on a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability on a balance sheet of such Person prepared in accordance with GAAP, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding consignments and trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the Holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the Fair Market Value of such property or asset or the amount of the obligation so secured), (f) all guarantees of Indebtedness referred to in this definition by such Person, (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, and (h) all Interest Rate Protection Obligations of such Person; provided, however, that Indebtedness shall not include (i) Indebtedness arising from agreements of the Company or any Restricted Subsidiary providing for indemnification, adjustment or holdback of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition, or (ii) obligations under performance bonds, performance guarantees, surety bonds, appeal bonds, security deposits or similar obligations. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be approved in good faith by the board of directors of the issuer of such Redeemable Capital Stock; provided, however, that if such Redeemable Capital Stock is not at the date of determination permitted or required to be repurchased, the "maximum fixed repurchase price" shall be the book value of such Redeemable Capital Stock.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Initial Guarantors" has the meaning set forth in the introduction to this Indenture.

         "Initial Purchasers" means J.P.Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Lyonnais Securities (USA) Inc., Scotia Capital (USA) Inc. and TD Securities (USA) Inc.

         "Initial Securities" has the meaning set forth in the first paragraph of the RECITALS OF THE COMPANY of this Indenture.

         "Institutional Accredited Investor" or "IAI" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, that is not also a QIB.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate Protection Agreement" means, with respect to any Person, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements or arrangements designed to protect against or manage such Person's exposure to fluctuations in interest rates.

         "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any Interest Rate Protection Agreements.

         "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person, provided that the term "Investment" shall not include (a) extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and (b) Interest Rate Protection Obligations entered into in the ordinary course of business.

         "Issue Date" means May 29, 2001.

         "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

         "Maturity Date" means February 1, 2009.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof received by the Company or any Restricted Subsidiary in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (i) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers, recording fees, transfer fees and appraisers' fees) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale, (iv) payments made to permanently retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Cash Proceeds.

         "1999 Indenture" has the meaning specified in Section 10.15.

         "Non-U.S. Person" means a Person that is not a U.S. Person as such term is defined in Regulation S.

         "Notice of Default" means a written notice of the kind specified in
Section 5.2.

         "Offer" means a Change of Control Offer or an Asset Sale Offer.

         "Offer to Purchase" means an Offer, sent by or on behalf of the Company by first-class mail, postage prepaid, to each Holder of Securities at its address appearing in the register for the Securities on the date of the Offer, offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise provided in Section 10.13 or 10.14 or otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase, which shall be not less than 20 Business Days nor more than 60 days after the date of such Offer (or such later date as may be necessary for the Company to comply with the Exchange Act), and a settlement date (the "Purchase Date") for purchase of Securities to occur no later than five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain all the information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (2) the Expiration Date and the Purchase Date;

                  (3) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price"); and the amount of accrued and unpaid interest to be paid;

                  (4) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

                  (5) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  (6) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (7) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (8) that each Holder electing to tender all or any portion of a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing);

                  (9) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                  (10) that (a) if Securities purchasable at an aggregate Purchase Price less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities purchasable at an aggregate Purchase Price in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities on a pro rata basis based on the Purchase Price therefor (subject in each case to applicable rules of the Depositary and any securities exchange upon which the Securities may then be listed), with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 principal face amount or integral multiples thereof shall be purchased; and

                  (11) that in the case of a Holder whose Security is purchased only in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

An Offer to Purchase shall be governed by and effected in accordance with the provisions of this Indenture pertaining to the type of Offer to which it relates.

         "Offered Price" has the meaning specified in Section 10.14.

         "Offering Memorandum" means the Offering Memorandum dated May 23, 2001 pursuant to which the Initial Securities were offered, and any supplement thereto.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officer's Certificate given pursuant to Section 10.20 shall be the principal executive, financial or accounting officer of the Company.

         "144A Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv) Securities as to which Defeasance has been effected pursuant to Section 12.2;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (it being understood that Securities to be acquired by the Company pursuant to an Offer or other offer to purchase shall not be deemed to be owned by the Company until legal title to such Securities passes to the Company), except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment to the Securities.

         "Pari Passu Indebtedness Amount" has the meaning specified in Section 10.14.

         "Pari Passu Offer" has the meaning specified in Section 10.14.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Permitted Founder Stock Repurchases" means one or more repurchases by the Company, for an aggregate purchase price not to exceed $10,000,000 since January 29, 1999, of shares of Common Stock owned by former owners of Subsidiaries of the Company, that were, as of the date of acquisition of such stock by such Persons, subject to contractual agreements with the Company restricting their resale.

         "Permitted Indebtedness" means, without duplication:

                  (a) Indebtedness of the Company and the Guarantors evidenced by the Securities issued on the Issue Date, the Exchange Securities issued in exchange thereof and the Guarantees in respect thereof;

                  (b) Indebtedness of the Company and any Guarantor under the Credit Facility in an aggregate principal amount at any one time outstanding not to exceed $250,000,000, less any amounts permanently repaid in accordance with Section 10.14;

                  (c) Indebtedness of the Company or any Guarantor outstanding as of the Issue Date, after giving effect to the application of proceeds contemplated by the Offering Memorandum;

                  (d) Indebtedness of the Company or any Restricted Subsidiary incurred in respect of bankers' acceptances and letters of credit in the ordinary course of business, including Indebtedness evidenced by letters of credit issued in the ordinary course of business to support the insurance or self-insurance obligations of the Company or any of its Restricted Subsidiaries (including to secure workers' compensation and other similar insurance coverages), in an aggregate amount not to exceed $15,000,000 at any time, but excluding letters of credit issued in respect of or to secure money borrowed;

                  (e) (i) Interest Rate Protection Obligations of the Company or a Guarantor covering Indebtedness of the Company or a Guarantor and
         (ii) Interest Rate Protection Obligations of any Restricted Subsidiary covering Permitted Indebtedness or Acquired Indebtedness of such Restricted Subsidiary; provided that, in the case of either clause (i) or (ii), (x) any Indebtedness to which any such Interest Rate Protection Obligations correspond bears interest at fluctuating interest rates and is otherwise permitted to be incurred under Section
         10.8 and (y) the notional principal amount of any such Interest Rate Protection Obligations that exceeds 105% of the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate shall not constitute Permitted Indebtedness;

                  (f) Indebtedness of a Restricted Subsidiary owed to and held by the Company or another Restricted Subsidiary, except that (i) any transfer of such Indebtedness by the Company or a Restricted Subsidiary (other than to the Company or another Restricted Subsidiary), (ii) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed Indebtedness of another Restricted Subsidiary such that it shall no longer be a Restricted Subsidiary and (iii) the designation of a Restricted Subsidiary which is owed Indebtedness of another Restricted Subsidiary as an Unrestricted Subsidiary shall, in each case, be an incurrence of Indebtedness by such Restricted Subsidiary subject to the other provisions of the Indenture;

                  (g) Indebtedness of the Company owed to and held by a Restricted Subsidiary which is unsecured and expressly subordinated in right of payment to the payment and performance of the obligations of the Company under the Indenture and the Securities, except that (i) any transfer of such Indebtedness by a Restricted Subsidiary (other than to another Restricted Subsidiary) and (ii) the sale, transfer or other disposition by the Company or any Restricted Subsidiary of Capital Stock of a Restricted Subsidiary which is owed Indebtedness of the Company such that it shall no longer be a Restricted Subsidiary and
         (iii) the designation of a Restricted Subsidiary which is owed Indebtedness of the Company shall, in each case, be an incurrence of Indebtedness by the Company, subject to the other provisions of the Indenture;

                  (h) Indebtedness of the Company or any Guarantor represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Company or such Guarantor, in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

                  (i) Subordinated Indebtedness of the Company, in an aggregate principal amount not to exceed $10,000,000 at any time outstanding, that is convertible into Common Stock and issued in connection with an Asset Acquisition of a business engaged in the provision of electrical contracting and maintenance services to the commercial, industrial, power line and data cabling markets and any other businesses reasonably related thereto;

                  (j) Indebtedness of the Company, in addition to that described in clauses (a) through (i) of this definition, in an aggregate principal amount not to exceed $30,000,000 at any time outstanding;

                  (k) (i) Indebtedness of the Company the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of the Company or any of the Guarantors incurred pursuant to the Consolidated Fixed Charge Coverage Ratio test of the proviso of Section 10.8 or clause (a), (c) or (k) of this definition and (ii) Indebtedness of any Guarantor the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of such Guarantor incurred pursuant to the Consolidated Fixed Charge Coverage Ratio test of the proviso of Section
         10.8 or clause (c) or (k) of this definition; provided, however, that
         (x) the principal amount of Indebtedness incurred pursuant to this clause (k) (or if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced, plus the amount of any premiums and fees required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness, and (y) any Indebtedness incurred pursuant to this clause (k) (A) has no scheduled principal payment prior to the 91st day after the Maturity Date, (B) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities and (C) is subordinated to the Securities or the Guarantees, as the case may be, at least to the same extent that the Indebtedness being refinanced is subordinated to the Securities or the Guarantees, as the case may be;

                  (l) Indebtedness of any Restricted Subsidiary that constitutes Acquired Indebtedness not incurred in contemplation of the acquisition of such Restricted Subsidiary; provided that such Indebtedness is repaid within 90 days following the consummation of the Asset Acquisition in which the Company acquired such Restricted Subsidiary; and

                  (m) Guarantees by the Company or guarantees by a Guarantor of Indebtedness that was permitted to be incurred under the Indenture.

         For purposes of determining compliance with Section 10.8, (A) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the clauses of the preceding paragraph, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one such clause, and (B) the amount of Indebtedness issued at a price that is either less than or greater than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in conformity with GAAP. For purposes of Section 10.8, Indebtedness represented by Exchange Securities exchanged for Additional Securities that were issued in compliance with Section 10.8, and the Guarantees in respect thereof, shall constitute Permitted Indebtedness.

         "Permitted Investments" means any of the following: (i) Investments in the Company or in a Restricted Subsidiary; (ii) Investments in another Person, if as a result of such Investment (A) such other Person becomes a Restricted Subsidiary or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to the Company or a Restricted Subsidiary; (iii) Investments representing Capital Stock or obligations issued to the Company or any of its Restricted Subsidiaries in settlement of debts created in the ordinary course of business or claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or such Restricted Subsidiary or in satisfaction of judgments; (iv) Investments in Interest Rate Protection Agreements on commercially reasonable terms entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business in connection with the operations of the business of the Company or its Restricted Subsidiaries to hedge against fluctuations in interest rates on its outstanding Indebtedness; (v) Investments in the Securities; (vi) Investments in Cash Equivalents; (vii) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 10.14 to the extent such Investments are non-cash proceeds as permitted under Section 10.14;
(viii) any Investment to the extent that the consideration therefor is Capital Stock (other than Redeemable Capital Stock) of the Company; (ix) any loans or other advances made pursuant to any employee benefit plans (including plans for the benefit of directors) or employment agreements or other compensation arrangements (including for the purchase of Capital Stock by such employees), in each case as approved by the Board of Directors of the Company in its good faith judgment, not to exceed $1,000,000 at any one time outstanding; and (x) other Investments not to exceed $5,000,000 at any time outstanding.

         "Permitted Junior Securities" means Capital Stock of the Company or debt securities that are subordinated to all Senior Indebtedness (and any debt securities issued in exchange for Senior Indebtedness) to at least the same extent as the Securities are subordinated to Senior Indebtedness.

         "Permitted Liens" means the following types of Liens:

                  (a) any Lien existing as of the date of the Indenture;

                  (b) any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary, if such Lien does not attach to any property or assets of the Company or any Restricted Subsidiary other than the property or assets subject to the Lien prior to such incurrence;

                  (c) Liens in favor of the Company or a Restricted Subsidiary;

                  (d) Liens on and pledges of the Capital Stock of any Unrestricted Subsidiary securing any Indebtedness of such Unrestricted Subsidiary;

                  (e) Liens for taxes, assessments or governmental charges or claims, to the extent any such changes or claims constitute Indebtedness, either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                  (f) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other kinds of social security, old age pension or public liability obligations;

                  (g) Liens to secure Indebtedness (including Capitalized Lease Obligations) permitted by clause (h) under the definition of Permitted Indebtedness covering only the assets acquired with such indebtedness;

                  (h) Liens securing Interest Rate Protection Obligations permitted to be entered into pursuant to Section 10.8;

                  (i) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and for which adequate reserves have been made;

                  (j) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in possession of such bank; and

                  (k) Liens not otherwise permitted by clauses (a) through (j) that are incurred in the ordinary course of business of the Company or any Restricted Subsidiary with respect to Indebtedness that does not exceed $5,000,000 at any one time outstanding.

         "Person" means any individual, corporation, partnership (general or limited), limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Stock," as applied to any Person, means Capital Stock of any class or series (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class or series of such Person.

         "Private Exchange Securities" has the meaning set forth in the Registration Rights Agreement.

         "Private Placement Legend" shall mean the legend initially set forth on the Securities in the form set forth on Exhibit A-1.

         "Purchase Amount" means, with respect to an Offer to Purchase, the maximum aggregate amount payable by the Company for Securities under the terms of such Offer to Purchase, if such Offer to Purchase were accepted in respect of all Securities.

         "Purchase Date" shall have the meaning set forth in the definition of "Offer to Purchase."

         "Qualified Equity Offering" means (i) any public sale of Common Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act (other than any public offerings with respect to the Company's Common Stock registered on Form S-8 or Form S-4) or (ii) any private placement for aggregate proceeds of at least $25,000,000 to a third party of Common Stock or Capital Stock (other than Redeemable Capital Stock) that is convertible into Common Stock.

         "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

         "Record Expiration Date" has the meaning specified in Section 1.4.

         "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to the 91st day after the Maturity Date or is redeemable at the option of the holder thereof at any time prior to the 91st day after the Maturity Date, or is convertible into or exchangeable for debt securities at any time prior to the 91st day after the Maturity Date; provided that Capital Stock will not constitute Redeemable Capital Stock solely because the holders thereof have the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a Change of Control or an Asset Sale.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registration Rights Agreement" means the Exchange and Registration Rights Agreement relating to the Securities dated May 29, 2001 by and among the Company, the Guarantors and the Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, and, with respect to any Additional Securities, one or more substantially similar registration rights agreements between the Company and the other parties thereto, as such agreement(s) may be amended, from time to time.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act.

         "Regulation S Global Security" means a permanent global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

         "Regulation S Security" has the meaning set forth in Section 3.3.

         "Replacement Assets" has the meaning specified in Section 10.14.

         "Required Filing Dates" has the meaning specified in Section 10.19.

         "Resale Restriction Termination Date" has the meaning specified in
Section 3.14(a).

         "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office, including, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Payments" has the meaning specified in Section 10.9.

         "Restricted Period" means, in relation to the Initial Securities, the 40 consecutive days beginning on and including the later of (A) the day on which the Initial Securities are offered to Persons other than distributors (as defined in Regulation S under the Securities Act) and (B) the Issue Date and, in relation to any Additional Securities that are Restricted Securities, it means the comparable period of 40 consecutive days.

         "Restricted Security" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an opinion of counsel with respect to whether any Security constitutes a Restricted Security.

         "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

         "Revocation" has the meaning set forth in Section 10.18.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Security" has the meaning set forth in Section 3.3.

         "S&P" means Standard & Poor's Ratings Group, and its successors.

         "Securities" has the meaning set forth in the first paragraph of the RECITALS OF THE COMPANY of this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, (x) "Senior Indebtedness" shall include the principal of, premium, if any, and interest on all obligations of every nature of the Company from time to time owed to the lenders under the Credit Facility, including, without limitation, principal of and interest on, and all fees, indemnities and expenses payable under, the Credit Facility, and
(y) in the case of Designated Senior Indebtedness, "Senior Indebtedness" shall include interest accruing thereon subsequent to the occurrence of any Event of Default specified in clause (7) or (8) of Section 5.1 relating to the Company, whether or not the claim for such interest is allowed under any applicable Bankruptcy Code. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (a) Indebtedness evidenced by the Securities, (b) Indebtedness that is expressly subordinate or junior in right of payment to any other Indebtedness of the Company, (c) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is by its terms without recourse to the Company, (d) Indebtedness which is represented by Redeemable Capital Stock, (e) to the extent it constitutes Indebtedness, any liability for federal, state, local or other taxes owed or owing by the Company,
(f) Indebtedness of the Company to a Subsidiary of the Company or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, and (g) that portion of any Indebtedness which is incurred by the Company in violation of this Indenture.

         "Series D Global Securities" means one or more permanent global securities in registered form representing the Series D Securities.

         "Significant Subsidiary" of any Person means, as of any date of determination, a Restricted Subsidiary of such Person which would be a significant subsidiary of such Person as of such date as determined in accordance with the definition in Rule 1-02(w) of Regulation S-X promulgated by the Commission and as in effect on the date of this Indenture.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

         "Subordinated Indebtedness" means, with respect to the Company, Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

         "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof and (ii) any other Person (other than a corporation), including, without limitation, a partnership, limited liability company, business trust or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, have at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions). For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Unrestricted Subsidiary" means each Subsidiary of the Company designated as such pursuant to and in compliance with Section 10.18 and each Subsidiary of any such Subsidiary.

         "U.S. Government Obligation" has the meaning specified in Section 12.4.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency) and, with respect to the Company, shall be deemed to include the Common Stock.

SECTION 1.2. Compliance Certificates and Opinions.

         Upon any application or request by the Company or a Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company or a Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or a Guarantor stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4. Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or a Guarantor, as applicable. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or a Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

         The Trustee may but need not set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default,

(ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(ii) or (v) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.6.

         With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in
Section 1.6, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.5. Notices to Trustee, the Company or a Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (i) the Trustee by any Holder or by the Company or a Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing or mailed, first class postage prepaid, or sent by overnight courier, or sent by telecopier, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (ii) the Company or a Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or such Guarantor addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail or receive such notice, nor any defect in any such notice, to any particular Holder shall affect the sufficiency or validity of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern this Indenture, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision shall be deemed to be so modified or excluded, as the case may be.

SECTION 1.8. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9. Successors and Assigns.

         Without limiting Articles VIII and XIII hereof, all covenants and agreements in this Indenture by each of the Company or the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

SECTION 1.10. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect

(including with respect to the accrual of interest) as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.1. Forms Generally.

         The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth or referenced in Exhibit A-1 and Exhibit A-2 annexed hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or the Depository or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.1. Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Initial Securities issued on the date hereof will be in an aggregate principal amount of $125,000,000. In addition, the Company may issue, from time to time in accordance with the provisions of this Indenture, including, without limitation, Section 10.8 hereof, Additional Securities and Exchange Securities. Furthermore, Securities may be authenticated and delivered upon registration or transfer or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.8 or in connection with an Offer pursuant to Sections 10.13 or 10.14.

         The Initial Securities shall be known and designated as "9[ ]% Senior Subordinated Notes, Series C, due 2009" of the Company, Additional Securities issued as Restricted Securities shall be known and designated as "9[ ]% Senior Subordinated Notes, Series C, due 2009" of the Company, Additional Securities issued other than as Restricted Securities shall be known and designated as "9[ ]% Senior Subordinated Notes, Series D, due 2009" of the Company, and Exchange Securities shall be known and designated as "9[ ]% Senior Subordinated Notes due 2009, Series D" of the Company.

         With respect to any Additional Securities, the Company shall set forth in a Board Resolution and an Officer's Certificate, the following information:

                  (i) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

                  (ii) the issue price and the issue date of such Additional Securities; and

                  (iii) whether such Additional Securities shall be Restricted Securities issued in the form of Exhibit A-1 hereto and/or shall be issued in the form of Exhibit A-2 hereto.

         The Stated Maturity for payment of principal of the Securities shall be February 1, 2009. Interest on the Securities shall accrue at the rate of 9[ ]% per annum (subject, in the case of the Initial Securities or any Additional Securities issued as Restricted Securities, to increase in the circumstances contemplated in the Registration Rights Agreement relating thereto) and shall be payable semi-annually on each February 1 and August 1, commencing August 1, 2001, to the Holders of record of Securities at the close of business on the January 15 and July 15, respectively, immediately preceding such Interest Payment Date. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date of such Securities. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Initial Securities, the Additional Securities and the Exchange Securities shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial Securities, the Additional Securities and the Exchange Securities will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial Securities, the Additional Securities or the Exchange Securities shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

         The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Trustee in the Borough of Manhattan, The City of New York or such other office maintained by the Trustee for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that, at the option of the Company, payment of interest on Securities that are not held in global form may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register subject to the right of any Holder of Securities in the principal amount of $500,000 or more to request payment by wire transfer.

         The Company may be required to make a Change of Control Offer as provided in Section 10.13, or an Asset Sale Offer as provided in Section 10.14.

         The Securities shall be redeemable as provided in Article XI and the Securities.

         The Securities shall be subject to Defeasance and/or Covenant Defeasance as provided in Article XII.

         The other terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture.

SECTION 3.2. Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal amount and any integral multiple thereof.

SECTION 3.3. Execution, Authentication, Delivery and Dating.

         The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 hereto. The Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-2 hereto; provided that any Exchange Securities issued as Private Exchange Securities shall contain the Private Placement Legend and shall be subject to the provisions of Section 3.14. Any Additional Securities (if issued as Restricted Securities) and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A-1 hereto. Any Additional Securities issued other than as Restricted Securities and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A-2 hereto.

         The terms and provisions contained in the Securities annexed hereto as Exhibits A-1 and A-2 shall constitute, and are hereby expressly, made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Securities offered and sold in reliance on Rule 144A (each, a "Rule 144A Security"), Securities offered and sold in reliance on Regulation S (each, a "Regulation S Security") and Securities resold to Institutional Accredited Investors (each, an "IAI Security") shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in Exhibit A-1, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit B. The Series D Securities shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in Exhibit A-2, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit B. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

         All Securities shall remain in the form of a Global Security, except as provided herein.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, or its Chief Financial Officer, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4. Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and of a like tenor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 3.5. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed the initial "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Subject to Sections 3.13 and 3.14 of this Indenture, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination and of a like aggregate principal amount and tenor.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.8 or in accordance with any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to
Section 10.14, and in any such case not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of any Securities other than Securities having a principal amount of $1,000 or integral multiples thereof.

SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of, issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7. Payment of Interest; Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more predecessor securities) is registered at the close of business on the Regular Record Date for such interest payment.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner specified in Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.8. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or tendered and accepted pursuant to any Change of Control Offer pursuant to Section 10.13 or any Asset Sale Offer pursuant to Section
10.14 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in the customary manner by the Trustee unless otherwise directed by a Company Order.

SECTION 3.10.     Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 3.11. CUSIP and CINS Numbers.

         The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use the CUSIP or CINS numbers in notices of redemption or repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers.

SECTION 3.12. Deposits of Monies.

         Except to the extent payment of interest is made by the Company's check or wire transfer pursuant to Section 3.1, prior to 11:00 a.m. New York City time on each Interest Payment Date, Redemption Date, Stated Maturity, and Purchase Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Stated Maturity and Purchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Stated Maturity, and Purchase Date, as the case may be.

SECTION 3.13. Book-Entry Provisions for Global Securities.

                  (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit B hereto.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under any Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfer of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may not be transferred or exchanged for physical securities, except that physical securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Security, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depository is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a written request from the Depository to issue physical securities or
         (iii) the Company has notified the Trustee in writing that it elects to cause the issuance of Securities as physical securities.

                  (c) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (d) If any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for a physical Security, the principal amount of Securities represented by such Global Security shall be reduced accordingly on the records of the Trustee, as custodian for the Depository; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly on the records of the Trustee, as custodian for the Depository.


SECTION 3.14. Transfer and Exchange.

                  (a) The following provisions shall apply with respect to any proposed transfer of a 144A Security or an IAI Security or a beneficial interest therein prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

                  (i) a transfer of a 144A Security or an IAI Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of a 144A Security or an IAI Security or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit E from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) a transfer of a 144A Security or an IAI Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C from the proposed transferor and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  (b) The following provisions shall apply with respect to any proposed transfer of a Regulation S Security or a beneficial interest therein prior to the expiration of the Restricted Period:

                  (i) a transfer of a Regulation S Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of a Regulation S Security or a beneficial interest therein to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit E from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) a transfer of a Regulation S Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C hereof from the proposed transferor and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  After the expiration of the Restricted Period, beneficial interests in the Regulation S Security may be transferred without requiring certification set forth in Exhibit C or Exhibit E or any additional certification.

                  (c) Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) there is delivered to the Security Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (ii) such transfer, exchange or replacement occurs after the Resale Restriction Termination Date or
         (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act.

                  (d) Other Transfers. If a Holder proposes to transfer a Security constituting a Restricted Security pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Section 3.14(a) and (b), the Security Registrar shall only register such transfer or exchange if such transferor delivers an Opinion of Counsel satisfactory to the Company and the Security Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture.

                  (e) General. By its acceptance of any Security bearing the Private Placement Legend and by its ownership of a beneficial interest therein, each Holder of such a Security and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Security and of beneficial interests therein set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security and beneficial interests therein only as provided in this Indenture.

         The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.13 or this Section
3.14. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Security Registrar.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.1. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation (other than Securities which have been destroyed, lost or stolen and which have been replaced or repaid as provided in Section 3.6),

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company or any Guarantor, in the case of (i), (ii) or
                  (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Securities to the date of deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

                  (2) the Company or the Guarantors have paid or caused to be paid all other sums payable hereunder by the Company or the Guarantors; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section
6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    REMEDIES

SECTION 5.1. Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of or premium, if any, when due and payable, on any of the Securities (at Stated Maturity, upon optional redemption, required purchase or otherwise); or

                  (2) default in the payment of an installment of interest on any of the Securities, when due and payable, for 30 days; or

                  (3) default in the performance, or breach, of any covenant or agreement of the Company under this Indenture (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clauses (1), (2) or (4)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

                  (4) (a) there shall be a default in the performance or breach of the provisions of Section 8.1 with respect to the Company; (b) the Company shall have failed to make or consummate an Asset Sale Offer in accordance with the provisions of Section 10.14; or (c) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 10.13; or

                  (5) default or defaults under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Restricted Subsidiary then has outstanding Indebtedness in excess of $10,000,000, individually or in the aggregate, and (a) such default or defaults include a failure to make a payment of principal, (b) such Indebtedness is already due and payable in full or (c) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness; provided that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Securities shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree; or

                  (6) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $10,000,000, either individually or in the aggregate (net of applicable insurance coverage which is acknowledged in writing by the insurer or which has been determined to be applicable by a final nonappealable determination by a court of competent jurisdiction), shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect; or

                  (7) the entry of a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, reorganization or similar law or (B) adjudging the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (8) the institution by the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary of a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary or group of Restricted Subsidiaries in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or to the institution of bankruptcy or insolvency proceedings against the Company or such Significant Subsidiary or group of Restricted Subsidiaries, or the filing by the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary in furtherance of any such action; or

                  (9) any of the Guarantees of any Significant Subsidiary or one or more Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary ceases to be in full force and effect or any of such Guarantees is declared to be null and void and unenforceable or any of such Guarantees is found to be invalid or any of such Guarantors denies its liability under its Guaranty (other than by reason of release of such Guarantor in accordance with the terms of this Indenture).

SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than those covered by clause (7) or (8) of Section 5.1 with respect to the Company or a Significant Subsidiary or one or more Restricted Subsidiaries that taken together would constitute a Significant Subsidiary) shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding, by notice to the Trustee and the Company, may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities due and payable immediately, upon which declaration, all amounts payable in respect of the Securities shall be due and payable. If an Event of Default specified in clause (7) or (8) of Section
5.1 with respect to the Company or a Significant Subsidiary or one or more Restricted Subsidiaries that taken together would constitute a Significant Subsidiary occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, on all the outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

         After a declaration of acceleration under the Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration if

                  (1) the Company or any Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                           (B) all overdue interest on all Securities,

                           (C) the principal of and premium, if any, on any
                  Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                           (D) to the extent that payment of such interest is
                  lawful, interest upon overdue interest and overdue principal at the rate set forth in the Securities which has become due otherwise than by such declaration of acceleration;

                  (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

                  (3) all Events of Default, other than the nonpayment of principal of, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company and each Guarantor covenants that if

                  (i) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (ii) default is made in the payment of the principal of (or premium, if any, on) any Security on the due date for payment thereof, including, with respect to any Security required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer made by the Company, at the Purchase Date thereof, the Company or such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         In addition to the rights and powers set forth in Section 317(a) of the Trust Indenture Act, the Trustee shall be entitled to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities allowed in any judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4. Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company, a Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors, or other similar committee.

SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, distributions and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively;

                  THIRD: To the payment of any and all other amounts due under the Indenture, the Securities or the Guarantees; and

                  FOURTH: To the Company (or such other Person as a court of competent jurisdiction may direct).

SECTION 5.7. Limitation on Suits.

         Subject to Section 5.8, no Holder of any Security shall have and right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) the Trustee for 45 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 45-day period by the Holders of a majority in principal amount of the Outstanding Securities;

         it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of a Change of Control Offer or an Asset Sale Offer made by the Company and required to be accepted as to such Security, on the relevant Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, each Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted, subject to the determination in such proceeding.

SECTION 5.10. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (i) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to a Change of Control Offer or an Asset Sale Offer which has been made by the Company), or

                  (ii) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or a Guarantor, in any suit instituted by the Trustee, in any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of a Change of Control Offer or an Asset Sale Offer, made by the Company and required to be accepted as to such Security, on the applicable Purchase Date, as the case may be).

SECTION 5.15. Waiver of Stay or Extension Laws.

         The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by the provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the contents thereof.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers under this Indenture, unless the Trustee has received security and indemnity satisfactory to it against any loss, liability or expense. The Trustee shall not be liable for any error of judgment unless it is proved that the Trustee was negligent in the performance of its duties hereunder.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

SECTION 6.2. Notice of Defaults.

         Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

SECTION 6.3. Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

                  (a) the Trustee may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company or any Guarantor) to make reasonable examination (upon prior notice and during regular business hours) of the books, records and premises of the Company or a Guarantor, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians or nominees and the Trustee shall not be responsible for the supervision of, or any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (i) in the event that the Trustee is also acting as Authenticating Agent, Paying Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to such Authenticating Agent, Paying Agent and Security Registrar.

SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating

Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or any Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company or a Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7. Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to promptly reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee, its directors, officers, agents and employees for, and to hold them harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, including taxes (other than taxes based upon, measured by or determined by the revenue or income of the Trustee), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(7) or Section 5.1(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive any termination of this Indenture.

SECTION 6.8. Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.9. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has, or is a wholly-owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $100,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal or State supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities, there shall be excluded all securities issued under the 1999 Indenture.

SECTION 6.10.     Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.9.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of
         Section 6.9 shall not have been delivered to the Company and the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company, any Guarantor or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or any Guarantor, in each case by a Board Resolution, may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a

Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in accordance with the applicable requirements of Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  (g) The resignation or removal of the Trustee pursuant to this
         Section 6.10 shall not affect the obligation of the Company to indemnify the Trustee pursuant to Section 6.7(3) in connection with the exercise or performance by the Trustee prior to its resignation or removal of any of its powers or duties hereunder.

                  (h) No Trustee under this Indenture shall be liable for any action or omission of any successor Trustee.

SECTION 6.11. Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13. Preferential Collection of Claims Against the Company or a
              Guarantor.

         If and when the Trustee shall be or become a creditor of the Company or a Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or such Guarantor (or any such other obligor).

SECTION 6.14. Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or partial purchase or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities described in the within-mentioned Indenture.

Dated:

                                    State Street Bank and Trust Company,
                                                As Trustee



                                           By:
                                              ----------------------------------
                                                     As Authenticating Agent



                                           By:
                                              ----------------------------------
                                                     Authorized Signatory


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee at such times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.2. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section
         7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, any Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.3. Reports by Trustee.

                  (a) Within 60 days after May 15 of each year commencing May 15, 2002, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture to the extent required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4. Reports by Company.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1. Company May Merge, Consolidate, Etc. Only on Certain Terms.

                  (A) The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to, any Person or Persons, and (B) the Company will not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, on a consolidated basis, to any other Person or Persons, unless, in each of cases (A) and (B), at the time and after giving effect thereto:

                           (1) either:

                                    (x) if the transaction or transactions is a
                           merger or consolidation, the Company or such Restricted Subsidiary, as the case may be, shall be the surviving Person of such merger or consolidation, or

                                    (y) the Person formed by such consolidation
                           or into which the Company or such Restricted
                           Subsidiary, as the case may be, is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, are disposed of (any such surviving Person or transferee Person being the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities, this Indenture and the Registration Rights Agreement and in each case, this Indenture, the Securities and the Registration Rights Agreement shall remain in full force and effect;

                           (2) immediately after giving effect to such
                  transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing; and

                           (3) except in the case of any merger of the Company
                  with any Restricted Subsidiary of the Company or any merger of Guarantors, in each case with no other Person, the Company or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a pro forma basis on the assumption that the transaction or transactions had occurred on the first day of the period of four fiscal quarters ending immediately prior to the consummation of such transaction or transactions, with the appropriate adjustments with respect to such transaction or transactions being included in such pro forma calculation, could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 10.8 (assuming a market rate of interest with respect to such additional Indebtedness).

         In connection with any consolidation, merger, transfer, lease, assignment or other disposition contemplated by the foregoing provisions of this
Section 8.1, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, lease, assignment, or other disposition and the supplemental indenture in respect thereof (required under clause (1)(y) of this Section 8.1) comply with the requirements of this Indenture. Each such Officer's Certificate shall set forth the manner of determination of the ability to incur Indebtedness in accordance with clause (3) of this Section 8.1.

SECTION 8.2. Successor Substituted.

         Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition subject to and in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company or Restricted Subsidiary, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Securities, this Indenture and/or the Registration Rights Agreement, as applicable, with the same effect as if such successor had been named as the Company in the Securities, this Indenture and/or in the Registration Rights Agreement, as the case may be, and, except in the case of a lease, the Company or such Restricted Subsidiary, as the case may be, shall be automatically and unconditionally released and discharged from its obligations thereunder.

         For all purposes of this Indenture and the Securities (including the provisions of this Article VIII and Sections 10.8, 10.9 and 10.12), Subsidiaries of any Surviving Entity shall, upon consummation of such transaction or series of related transactions, become Restricted Subsidiaries unless and until designated Unrestricted Subsidiaries pursuant to and in accordance with Section
10.18 and all Indebtedness, and all Liens on property or assets, of the Company and the Restricted Subsidiaries in existence immediately prior to such transaction or series of related transactions will be deemed to have been incurred upon consummation of such transaction or series of related transactions.

                                   ARTICLE IX

                  AMENDMENTS; WAIVERS; SUPPLEMENTAL INDENTURES

SECTION 9.1. Amendments, Waivers and Supplemental Indentures Without Consent of
             Holders.

         Without the consent of any Holders, the Company and each Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may together amend, waive or supplement this Indenture, for any of the following purposes:

                  (i) to evidence the succession of another Person to the Company or a Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Securities and to evidence the assumption of obligations under this Indenture and a Guaranty pursuant to Section 10.17; or

                  (ii) to add to the covenants of the Company or a Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or a Guarantor; or

                  (iii) to secure the Securities pursuant to the requirements of
         Section 10.12 or otherwise; or

                  (iv) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (v) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that (a) such amendment, waiver or supplement does not adversely affect the rights of any Holder of Securities and (b) the Company shall have delivered to the Trustee an Opinion of Counsel stating that such action pursuant to clauses (i), (ii), (iii), (iv) or (v) above is permitted by this Indenture. The Trustee shall not be obligated to enter into any such amendment or supplemental indenture that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.2. Modifications, Amendments and Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantors, when authorized by Board Resolutions, and the Trustee may together modify, amend or supplement this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such modification, amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount of (or the premium, if any, on), or interest on, any Securities or alter the redemption provisions of the Securities,

                  (ii) change the currency in which any Securities or any premium or the interest thereon is payable,

                  (iii) reduce the above-stated percentage in principal amount of outstanding Securities that must consent to an amendment or modification of this Indenture or the Securities,

                  (iv) reduce the specified percentage in aggregate principal amount of outstanding Securities necessary to waive compliance with provisions of the Indenture or to waive defaults under the Indenture,

                  (v) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities or any Guaranty,

                  (vi) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer after the occurrence of a Change of Control or make and consummate an Asset Sale Offer with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto,

                  (vii) modify or change any provision of this Indenture relating to the Guarantees in a manner adverse to the Holders of the Securities, or

                  (viii) modify or change any provision of this Indenture affecting the Subordination or ranking of the Securities or any Guaranty in a manner which adversely affects the holders of Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         The Trustee shall join with the Company and each Guarantor in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such amendment or supplemental indenture.

SECTION 9.3. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise; provided that the Trustee shall enter into and execute all other supplemental indentures which satisfy all applicable conditions under this Article IX.

SECTION 9.4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture, provided that any failure by the Trustee to make such notation shall not affect the validity of the matter provided for in such supplemental indenture or any Security or Guaranty hereunder. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee, the Guarantors and the Company, to any such supplemental indenture may be prepared and executed by the Company or Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 9.7. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.1, any covenant or condition provided pursuant to Section 9.1(ii) or any covenant or condition set forth in Sections 10.4 to 10.12 and 10.15 to 10.18, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 9.8. No Liability for Certain Persons.

         No director, officer, employee, or stockholder of the Company, nor any director, officer or employees of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, the Guarantees or this Indenture based on or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The foregoing waiver and release is an integral part of the consideration for the issuance of the Securities and the Guarantees.

                                    ARTICLE X

                                    COVENANTS

SECTION 10.1. Payment of Principal, Premium and Interest.

         The Company shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities, this Indenture and the Registration Rights Agreement.

SECTION 10.2. Maintenance of Office or Agency.

         The Company shall maintain an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Securities, the Guarantees and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Trustee, the Trustee shall promptly forward copies thereof to the Company.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. Further, if at any time there shall be no such office or agency in the City of New York where the Securities may be presented or surrendered for payment, the Company shall forthwith designate and maintain such an office or agency in the City of New York in order that the Securities shall at all times be payable in the City of New York. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3. Money for Security Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, the Company will, prior to 11:00 a.m. New York City time on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (i) comply with the provisions of the Trust Indenture Act applicable to it as Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent (other than the Company) to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4. Existence; Activities.

         Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5. Maintenance of Properties.

         The Company shall cause all material properties used in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (regular wear and tear excepted), all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from disposing of any asset (subject to compliance with Section 10.14) or from discontinuing the operation or maintenance of any of such material properties if such discontinuance is, as determined by the Company in good faith, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.6. Payment of Taxes and Other Claims.

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful material claims for labor, materials and supplies which, if unpaid, might by law become a lien upon property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.7. Maintenance of Insurance.

         The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their material properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore all material properties to which such proceeds relate, provided, however, that the Company shall not be required to repair, replace or otherwise restore any such material property if the Company in good faith determines that such inaction is desirable in the conduct of the business of the Company or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.8. Limitation on Indebtedness.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable, contingently or otherwise (in each case, to "incur"), for the payment of any Indebtedness (including any Acquired Indebtedness) other than Permitted Indebtedness; provided, however, that the Company and any Guarantor will be permitted to incur Indebtedness (including Acquired Indebtedness) if (A) the Consolidated Fixed Charge Coverage Ratio of the Company is at least 2.0 to 1 and
(B) no Default or Event of Default would occur or be continuing.

SECTION 10.9. Limitation on Restricted Payments.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (a) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or any of its Restricted Subsidiaries or make any payment to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any of its Restricted Subsidiaries (other than dividends or distributions payable solely in Capital Stock of the Company (other than Redeemable Capital Stock) or in options, warrants or other rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock)) (other than the declaration or payment of dividends or other distributions to the extent declared or paid to the Company or any Restricted Subsidiary);

                  (b) purchase, redeem, or otherwise acquire or retire for value any Capital Stock of the Company or any of its Restricted Subsidiaries or any options, warrants, or other rights to purchase any such Capital Stock (other than any securities owned by the Company or a Restricted Subsidiary);

                  (c) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Subordinated Indebtedness (other than any such Subordinated Indebtedness owed to the Company or a Restricted Subsidiary); or

                  (d) make any Investment (other than any Permitted Investment) in any Person,

         (such payments or Investments described in the preceding clauses (a), (b), (c) and (d) are collectively referred to as "Restricted Payments"), unless, after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment), (A) no Default or Event of Default shall have occurred and be continuing, (B) after giving pro forma effect to such Restricted Payment, the Company would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.8 and (C) the aggregate amount of all Restricted Payments declared or made from and after January 28, 1999 would not exceed the sum of:

                  (1) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on January 1, 1999 and ending on the last day of the fiscal quarter of the Company ending immediately prior to the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net Income of the Company for such period shall be a loss, minus 100% of such loss);

                  (2) the aggregate net cash proceeds received by the Company as capital contributions to the Company after January 28, 1999 and which constitute shareholders' equity of the Company in accordance with GAAP;

                  (3) the aggregate net cash proceeds received by the Company from the issuance or sale of Capital Stock (excluding Redeemable Capital Stock) of the Company to any Person (other than to a Subsidiary of the Company) after January 28, 1999;

                  (4) the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) upon the exercise of any options, warrants or rights to purchase shares of Capital Stock (other than Redeemable Capital Stock) of the Company after January 28, 1999;

                  (5) the aggregate net cash proceeds received after January 28, 1999 by the Company from any Person (other than a Subsidiary of the Company) for debt securities that have been converted into or exchanged for Capital Stock of the Company (other than Redeemable Capital Stock) to the extent such debt securities were originally sold for cash, plus the aggregate amount of cash received by the Company (other than from a Subsidiary of the Company) at the time of such conversion or exchange;

                  (6) to the extent not otherwise included in the Company's Consolidated Net Income, in the case of the disposition or repayment of any Investment constituting a Restricted Payment after January 28, 1999, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment; and

                  (7) so long as the Designation (as defined in Section 10.18) thereof was treated as a Restricted Payment made after January 28, 1999, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary after January 28, 1999 in accordance with Section 10.18 below, the Fair Market Value of the Company's interest in such Subsidiary at the time of such redesignation, provided that such amount shall not in any case exceed the Designation Amount (as defined in Section 10.18) with respect to such Restricted Subsidiary upon its Designation; and

                  (8) $10,000,000.

         For purposes of the preceding clause (C)(4), the value of the aggregate net proceeds received by the Company upon the issuance of Capital Stock upon the exercise of options, warrants or rights will be the net cash proceeds received upon the issuance of such options, warrants or rights plus the incremental amount received by the Company upon the exercise thereof.

         None of the foregoing provisions will prohibit, so long as, in the case of clause (v) below, there is no Default or Event of Default continuing, (i) the payment of any dividend or distribution within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the first paragraph of this covenant; (ii) the redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of the Company in exchange for, or out of the net cash proceeds of a substantially concurrent issue and sale of, other shares of Capital Stock of the Company (other than Redeemable Capital Stock) to any Person (other than to a Subsidiary of the Company); provided, however, that such net cash proceeds are excluded from clause (C) of the first paragraph of this covenant; (iii) any redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness of the Company in exchange for, or out of the net cash proceeds of a substantially concurrent issue and sale of, (1) Capital Stock (other than Redeemable Capital Stock) of the Company to any Person (other than to a Subsidiary of the Company); provided, however, that any such net cash proceeds are excluded from clause (C) of the first paragraph of this covenant; or (2) other Subordinated Indebtedness of the Company which (w) has no scheduled principal payment prior to the 91st day after the Maturity Date, (x) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities and (y) is subordinated to the Securities to at least the same extent as the Subordinated

Indebtedness so purchased, exchanged, redeemed, acquired or retired; (iv) payments to purchase Capital Stock of the Company from management or employees of the Company or any of its Subsidiaries, or their authorized representatives, upon the death, disability or termination of employment of such employees, in aggregate amounts under this clause (iv) not to exceed $3,000,000 in any fiscal year of the Company; (v) payments relating to Permitted Founder Stock Repurchases so long as the Consolidated Fixed Charge Coverage Ratio of the Company is at least 3.0 to 1.0; (vi) cash payments in lieu of fractional shares issuable as dividends on preferred securities of the Company or any of its Restricted Subsidiaries, in aggregate amounts under this clause (vi) not to exceed $20,000 in any fiscal year of the Company; (vii) repurchases of Capital Stock deemed to occur upon exercise of stock options if such Capital Stock represents a portion of the exercise price of such options; and (viii) the payment of the redemption price of rights issued pursuant to any shareholders' rights plan not in excess of $0.05 per right and not in excess of $1,000,000 in the aggregate. Any payments made pursuant to clause (i) of this paragraph shall be taken into account in calculating the amount of Restricted Payments made from and after January 28, 1999.

         In computing Consolidated Net Income of the Company under clause (C)(1) of the first paragraph of this covenant, (1) the Company shall use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (2) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of the Company be permitted under the requirements of the Indenture, such Restricted Payment shall be deemed to have been made in compliance with the Indenture notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Net Income of the Company for any period.

SECTION 10.10. Limitation on Issuances and Sales of Restricted Subsidiary Stock.

         The Company (i) will not permit any Restricted Subsidiary to issue any Capital Stock (other than to the Company or a Restricted Subsidiary) and (ii) will not permit any Person (other than the Company and/or one or more Restricted Subsidiaries) to own any Capital Stock of any Restricted Subsidiary; provided, however, that this covenant shall not prohibit (1) the issuance and sale of all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by the Company or any of its Restricted Subsidiaries in compliance with the other provisions of this Indenture, or (2) the ownership by directors of directors' qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law.

SECTION 10.11. Limitation on Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any of its Affiliates, except (a) on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which could have been obtained at the time in a comparable transaction or series of related transactions from Persons who are not Affiliates of the Company, (b) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than $5,000,000, the Company shall have delivered an Officer's Certificate to the Trustee certifying that such transaction or transactions comply with the preceding clause (a) and have been approved by the Board of Directors of the Company, and (c) with respect to a transaction or series of related transactions involving aggregate payments or value equal to or greater than $10,000,000, the Officers' Certificate referred to in clause (b) above also includes a certification that such transaction or transactions have been approved by a majority of the Disinterested Members of the Board of Directors of the Company or, in the event there are no such Disinterested Members of the Board of Directors, that the Company has obtained a written opinion from an independent nationally recognized investment banking firm, accounting firm or appraisal firm, in each case specializing or having a speciality in the type and subject matter of the transaction or series of transactions at issue, which opinion shall be to the effect set forth in clause (a) above or shall state that such transaction or series of related transactions is fair from a financial point of view to the Company or such Restricted Subsidiary.

         Notwithstanding the foregoing, the restrictions set forth in this covenant shall not apply to (i) transactions between or among the Company and its Restricted Subsidiaries, (ii) customary directors' fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Company or any Restricted Subsidiary entered into in the ordinary course of business, (iii) any dividends made in compliance with Section 10.9, (iv) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary made in the ordinary course of business in an aggregate amount not to exceed $1,000,000 outstanding at any one time, (v) transactions pursuant to agreements in effect on January 28, 1999, (vi) written agreements entered into or assumed in connection with acquisitions of other businesses with Persons who were not Affiliates prior to such transactions, or (vii) leases of property or equipment entered into in the ordinary course of business on terms that are substantially similar to those which could have been obtained at the time in a comparable transaction with non-Affiliates.

SECTION 10.12. Limitation on Liens.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Liens of any kind securing Indebtedness upon any of its property or assets, or any proceeds therefrom, unless the Securities are equally and ratably secured (except that Liens securing Subordinated Indebtedness shall be expressly subordinate to Liens securing the Securities to the same extent such Subordinated Indebtedness is subordinate to the Securities), except for (a) Liens securing Senior Indebtedness and Guarantor Senior Indebtedness; (b) Liens securing the Securities; (c) Liens securing Indebtedness which is incurred to refinance Indebtedness which has been secured by a Lien (other than a Lien in favor of the Company or a Restricted Subsidiary) permitted under the Indenture and which has been incurred in accordance with the provisions of this Indenture; provided, however, that such Liens do not extend to or cover any property or assets of the Company or any its Restricted Subsidiaries not securing the Indebtedness so refinanced; and (d) Permitted Liens.

SECTION 10.13. Change of Control.

         On or before the 30th day after the date of the occurrence of a Change of Control (the "Change of Control Date"), the Company shall make an Offer to Purchase (a "Change of Control Offer") on a Business Day not more than 60 nor less than 30 days following the mailing of such Offer to Purchase, (the "Change of Control Purchase Date") all of the then Outstanding Securities tendered at a purchase price in cash (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Change of Control Purchase Date. The Company shall be required to purchase all Securities tendered into the Change of Control Offer and not withdrawn.

         On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof (not less than $1,000 principal amount and integral multiples thereof) tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officer's Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such

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Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than the third Business Day following the Change of Control Purchase Date.

         The Company shall not be required to make a Change of Control offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

         The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws or regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described above, and any violation of the provisions of the Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed a Default or an Event of Default.

SECTION 10.14. Disposition of Proceeds of Asset Sales.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Sale unless (a) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of and (b) at least 75% of the consideration in such Asset Sale, plus all other Asset Sales since January 28, 1999 on a cumulative basis, consists of cash or Cash Equivalents; provided, however, that the amount of any Indebtedness (as shown on the most recent balance sheet of the Company or such Restricted Subsidiary) of the Company or such Restricted Subsidiary that is assumed by the transferee of such assets as a result of which the Company and its Restricted Subsidiaries are no longer liable thereon, and any securities, notes or other obligations received by the Company or such Restricted Subsidiary from such transferee that are converted within 60 days into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) shall be deemed to be cash for the purposes of this provision. To the extent that the Net Cash Proceeds, or portion thereof, of any Asset Sale are not applied to repay, and permanently reduce the commitments under Senior Indebtedness or Guarantor Senior Indebtedness in accordance with the terms thereof, the Company or such Restricted Subsidiary, as the case may be, may apply the Net Cash Proceeds, or portion thereof, from such Asset Sale, within 360 days of such Asset Sale, to an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that (as determined in good faith by the Board of Directors of the Company or the Restricted Subsidiary, as the case may be) are used or useful in the business of the Company and its Restricted Subsidiaries conducted at such time or in businesses reasonably related thereto or in Capital Stock of a Person, the principal portion of whose assets consist of such property or assets ("Replacement Assets"). Any Net Cash Proceeds from any Asset Sale that has occurred on or after January 28, 1999 that are neither used to repay, and permanently reduce the commitments under, Senior Indebtedness or Guarantor Senior Indebtedness in accordance with the terms thereof nor invested in Replacement Assets within such 360-day period will constitute "Excess Proceeds" subject to disposition as provided below.

         When the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall make an Offer to Purchase, from all Holders of the Securities and any then outstanding Pari Passu Indebtedness required to be repurchased or repaid on a permanent basis in connection with an Asset Sale, an aggregate principal amount of Securities and any then outstanding Pari Passu Indebtedness equal to such Excess Proceeds as follows:

                  (i) (A) The Company shall make an Offer to Purchase (an "Asset Sale Offer") from all Holders of the Securities the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Asset Sale Offer Amount") equal to the product of such Excess Proceeds, multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities and the denominator of which is the sum of the outstanding principal amount of the Securities and such Pari Passu Indebtedness, if any (subject to proration in the event such amount is less than the aggregate Offered Price (as defined below) of all Securities tendered), and (B) to the extent required by such Pari Passu Indebtedness and provided there is a permanent reduction in the principal amount of such Pari Passu Indebtedness, the Company shall make an Offer to Purchase Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Indebtedness Amount") equal to the excess of the Excess Proceeds over the Asset Sale Offer Amount;

                  (ii) The offer price for the Securities shall be payable in cash in an amount equal to 100% of the principal amount of the Securities tendered pursuant to an Asset Sale Offer, plus accrued and unpaid interest, if any, to the date such Asset Sale Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in the Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to an Asset Sale Offer is less than the Asset Sale Offer Amount relating thereto or the aggregate amount of the Pari Passu Indebtedness that is purchased or repaid pursuant to the Pari Passu Offer is less than the Pari Passu Indebtedness Amount (such shortfall constituting an "Asset Sale Deficiency"), the Company may use such Asset Sale Deficiency for general corporate purposes, subject to the limitations in Section 10.9, and

                  (iii) If the aggregate Offered Price of Securities validly tendered and not withdrawn by Holders thereof exceeds the Asset Sale Offer Amount, Securities to be purchased will be selected on a pro rata basis. Upon completion of such Asset Sale Offer and Pari Passu Offer, the amount of Excess Proceeds shall be reset to zero.

         On the Asset Sale Offer Purchase Date, the Company shall (i) accept for payment (subject to proration as described in the Offer to Purchase) Securities or portions thereof validly tendered pursuant to the Asset Sale Offer, respectively, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all such Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officer's Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and make available for delivery to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer and Pari Passu Offer not later than the third Business Day following the Asset Sale Offer Purchase Date.

         Whenever the aggregate amount of Excess Proceeds received by the Company and its Restricted Subsidiaries exceeds $10,000,000, such Excess Proceeds shall, prior to the purchase of Securities, be set aside by the Company or such Restricted Subsidiary, as the case may be, in a separate account pending
(i) deposit with the Paying Agent of the amount required to purchase the Securities tendered in an Asset Sale Offer or (ii) delivery by the Company of the Offered Price to the Holders of the Securities validly tendered and not withdrawn pursuant to an Asset Sale Offer. Such Excess Proceeds may be invested in Cash Equivalents, as directed by the Company, having a maturity date which is not later than the earliest possible date for purchase of Securities pursuant to the Asset Sale Offer. The Company will be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents.

         The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws and regulations are applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described above, and any

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violation of the provisions of the Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed a Default or an Event of Default.

SECTION 10.15. Limitation on Dividends and Other Payment Restrictions Affecting
               Restricted Subsidiaries.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock to the Company or any other Restricted Subsidiary, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary of the Company, (c) make loans or advances to the Company or any other Restricted Subsidiary of the Company, (d) transfer any of its properties or assets to the Company or any other Restricted Subsidiary of the Company or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) applicable law or any applicable rule, regulation or order, (ii) customary non-assignment provisions of any contract or any lease governing a leasehold interest of the Company or any Restricted Subsidiary of the Company, (iii) customary restrictions on transfers of property subject to a Lien permitted under this Indenture (including purchase money Liens permitted under this Indenture), (iv) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (v) an agreement entered into for the sale or disposition of Capital Stock or assets of a Restricted Subsidiary or an agreement entered into for the sale of specified assets (in either case, so long as such encumbrance or restriction, by its terms, terminates on the earlier of the termination of such agreement or the consummation of such agreement and so long as such restriction applies only to the Capital Stock or assets to be sold), (vi) any agreement in effect on January 28, 1999, including, without limitation, the Indenture, dated as of January 28, 1999 among the Company, State Street Bank and Trust Company and the guarantors named therein (the "1999 Indenture") and the Credit Facility, as defined in the 1999 Indenture, (vii) this Indenture and the Guarantees, and (viii) any agreement that amends, extends, refinances, renews or replaces any agreement described in the foregoing clauses; provided that the terms and conditions of any such agreement are not materially less favorable to the Holders of the Securities with respect to such encumbrances or restrictions than those under or pursuant to the agreement amended, extended, refinanced, renewed or replaced.

SECTION 10.16. Limitation on Issuance of Subordinated Indebtedness.

         The Company shall not, and shall not permit any Guarantor to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) that is expressly subordinate or junior in right of payment to any Indebtedness of the Company or such Guarantor and senior in right of payment to the Securities or the Guaranty of such Guarantor, as the case may be.

SECTION 10.17. Additional Subsidiary Guarantees.

         If the Company or any of its Restricted Subsidiaries acquires, creates or designates another Restricted Subsidiary organized under the laws of the United States or any possession or territory thereof, any State of the United States or the District of Columbia, then such newly acquired, created or designated Restricted Subsidiary shall, within 30 days after the date of its acquisition, creation or designation, whichever is later, execute and deliver to the Trustee a supplemental indenture in substantially the form set forth in Exhibit D, pursuant to which such Restricted Subsidiary shall become a Guarantor of the Securities in the manner set forth in Article XIII; provided, that such Restricted Subsidiary shall not be obligated to become a Guarantor in the manner set forth above if such Restricted Subsidiary is not, either individually or when considered in the aggregate with all other Restricted

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Subsidiaries that are not Guarantors, a Significant Subsidiary. Thereafter, such
Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture.
In addition to the foregoing, the Company shall cause any Restricted Subsidiary that is not a Guarantor to become a Guarantor in the manner provided above within 30 days of such time as it becomes, either individually or when considered in the aggregate with all other Restricted Subsidiaries that are not Guarantors, a Significant Subsidiary. Thereafter, such Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture. The Company at its option may also cause any other Restricted Subsidiary to become a Guarantor in the manner provided in this Section.

SECTION 10.18. Limitations on Designation of Unrestricted Subsidiaries.

                  (a) The Company may designate after the Issue Date any Restricted Subsidiary as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

                  (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                  (ii) the Company would be permitted to make an Investment (other than a Permitted Investment covered by clause (x) of the definition thereof) at the time of Designation (assuming the effectiveness of such Designation) pursuant to the first paragraph of
         Section 10.9 in an amount (the "Designation Amount") equal to the Fair Market Value of the Company's interest in such Subsidiary on such date; and

                  (iii) the Company would be permitted under this Indenture to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.8 at the time of such Designation (assuming the effectiveness of such Designation).

         In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section
10.9 for all purposes of this Indenture in the Designation Amount.

         The Company shall not, and shall not cause or permit any Restricted Subsidiary to, at any time (x) provide credit support for or subject any of its property or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final Stated Maturity upon the occurrence of a default with respect to any Indebtedness of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary). All Subsidiaries of Unrestricted Subsidiaries shall automatically be deemed to be Unrestricted Subsidiaries.

                  (b) The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

                  (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation, and

                  (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time by a Restricted Subsidiary, have been permitted to be incurred for all purposes of this Indenture.

                  (c) All Designations and Revocations must be evidenced by Board Resolutions of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

SECTION 10.19. Provision of Financial Information.

         For so long as the Securities are outstanding, whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission (if permitted by Commission practice and applicable law and regulations) the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company shall also in any event within 15 days after each Required Filing Date (whether or not permitted or required to be filed with the Commission) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Company would be required to file with the Commission if the Securities were then registered under the Exchange Act and to make such information available to Holders of Securities upon request. In addition, if the Company is not subject to the reporting requirements of the Exchange Act, for so long as any Securities remain outstanding, the Company will furnish to the Holders of Securities and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 10.20. Statement by Officers as to Default; Compliance Certificates.

                  (a) The Company shall deliver to the Trustee, prior to March 31 in each year commencing March 31, 2002, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he may have knowledge.

                  (b) The Company shall deliver to the Trustee, as soon as possible and in any event within five business days after the Company becomes aware of the occurrence of a Default or an Event of Default, an Officer's Certificate setting forth the details of such Default or Event of Default, and the action which the Company proposes to take with respect thereto.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.1. Right of Redemption.

         The Securities may be redeemed at the election of the Company, in the amounts, at the times, at the Redemption Prices (together with any applicable accrued and unpaid interest to the Redemption Date), and subject to the conditions specified in the form of Security and hereinafter set forth.

SECTION 11.2. Applicability of Article.

         Redemption of Securities at the election of the Company, as permitted by this Indenture and the provisions of the Securities, shall be made in accordance with such provisions and this Article.

SECTION 11.3. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to
Section 11.1 shall be evidenced by a Board Resolution. In the event of any redemption at the election of the Company pursuant to Section 11.1, the Company shall notify the Trustee, in case of a redemption of less than all the Securities, at least 60 days, and in the case of a redemption of all the Securities, at least 40 days, prior to the Redemption Date fixed by the Company (in each case, unless a shorter notice shall be satisfactory to the Trustee) of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 11.4. Selection by Trustee of Securities to Be Redeemed.

         In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate (subject to the rules of the Depository); provided, however, that Securities shall only be redeemable in amounts of $1,000 or an integral multiple of $1,000.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture and of the Securities, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5. Notice of Redemption.

         Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including, if used, CUSIP or CINS numbers) and shall state:

                  (i) the Redemption Date,

                  (ii) the Redemption Price,

                  (iii) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after such Redemption Date,

                  (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (vi) if the redemption is being made pursuant to the provisions of the Securities regarding a Qualified Equity Offering, a brief description of the transaction or transactions giving rise to such redemption, the nature and amount of Capital Stock sold by the Company thereto in such transaction or transactions, the aggregate purchase price thereof and the net cash proceeds therefrom available for such redemption, the date or dates on which such transaction or transactions were completed and the percentage of the aggregate principal amount of Outstanding Securities being redeemed.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 11.6. Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.7. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest) such Securities shall not bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any applicable accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.7.

         If any Security called for redemption in accordance with the election of the Company made pursuant to Section 11.1 shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 11.8. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount at Stated Maturity equal to and in exchange for the unredeemed portion of the principal amount at Stated Maturity of the Security so surrendered.

                                   ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 12.1. Company's Option To Effect Defeasance or Covenant Defeasance.

         The Company may elect, at its option at any time, to have Section 12.2 or Section 12.3 applied to the Outstanding Securities (as a whole and not in part) upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

SECTION 12.2. Defeasance and Discharge.

         Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(4) this Article. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to the Outstanding Securities (as a whole and not in part) notwithstanding the prior exercise of its option to have Section 12.3 applied to such Securities.

SECTION 12.3. Covenant Defeasance.

         Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), (i) the Company and the Guarantors shall be released from their obligations under Section 8.1(A)(3), Sections 10.5 through 10.19, inclusive, and any covenant provided pursuant to
Section 9.1(ii), (ii) the occurrence of any event specified in Sections 5.1(3) and 5.1(4) (with respect to Section 8.1(A)(3) and any of Sections 10.5 through 10.19, inclusive, and any such covenants provided pursuant to Section 9.1(ii)), shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(3) or 5.1(4)), whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 12.4. Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section
12.2 or Section 12.3 to the Outstanding Securities:

                  (1) The Company or any Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by



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                                                                              68



         Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of, premium, if any, and any installment of interest on such Securities on the respective Stated Maturities thereof, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct Obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of an election to have Section 12.2 apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 12.3 apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) No Default or Event of Default with respect to the Outstanding Securities shall have occurred and be continuing at the time of such deposit (excluding a Default or Event of Default due to a breach of Section 10.8 which arises solely due to the borrowing of funds entirely and immediately applied to such deposit).

                  (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company or any Guarantor.

                  (6) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (7) The Company shall have delivered to the Trustee an Opinion of Counsel (which opinion may be subject to customary assumptions and exceptions) to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  (8) The Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company or any Guarantor or others.

                  (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

                  (10) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent under this Indenture to either Defeasance or Covenant Defeasance, as the case may be, have been complied with.

SECTION 12.5. Deposited Money and U.S. Government Obligations To Be Held in Trust; Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 12.4 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 12.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Outstanding Securities.

SECTION 12.6. Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the obligations under this Indenture, such Securities and the Guarantees from which the Company and the Guarantors have been discharged or

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released pursuant to Section 12.2 or 12.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.5 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                  ARTICLE XIII

                                    GUARANTY

SECTION 13.1. Guaranty.

         Each Guarantor hereby unconditionally and irrevocably guarantees on a senior subordinated basis, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranty Obligations"). Each Guarantor further agrees that the Guaranty Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under this Article XIII notwithstanding any extension or renewal of any Guaranty Obligation.

         To the extent that any Guarantor shall be required to pay any amounts on account of the Securities pursuant to a Guaranty in excess of an amount calculated as the product of (i) the aggregate amount payable by the Guarantors on account of the Securities pursuant to the Guarantees times (ii) the proportion (expressed as a fraction) that such Guarantor's net assets (determined in accordance with GAAP) at the date enforcement of the Guarantees is sought bears to the aggregate net assets (determined in accordance with GAAP) of all Guarantors at such date, then such Guarantor shall be reimbursed by the other Guarantors for the amount of such excess, pro rata, based upon the respective net assets (determined in accordance with GAAP) of such other Guarantors at the date enforcement of the Guarantees is sought. This paragraph is intended only to define the relative rights of Guarantors as among themselves, and nothing set forth in this paragraph is intended to or shall impair the joint and several obligations of the Guarantors under their respective Guarantees.

         The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under any Guaranty.

         Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranty Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranty Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranty Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guaranty Obligations; or (f) any change in the ownership of any Guarantor (subject to Section 13.5(b)).



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                                                                              71



         Each Guarantor further agrees that its Guaranty herein constitutes a guaranty of payment, performance and compliance when due (and not a guaranty of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranty Obligations.

         To the fullest extent permitted by law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranty Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranty Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of each Guarantor as a matter of law or equity.

         Each Guarantor further agrees that its Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranty Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

         In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against each Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranty Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise (within applicable grace periods), or to perform or comply with any other Guaranty Obligation (within applicable grace periods), each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranty Obligations (ii) accrued and unpaid interest on such Guaranty Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranty Obligations of the Company to the Holders and the Trustee.

         Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranty Obligations guarantied hereby until payment in full of all Guaranty Obligations. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranty Obligations guarantied hereby may be accelerated as provided in Article V for the purposes of its Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranty Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranty Obligations as provided in Article V, such Guaranty Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purposes of this Section.

         Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section.

SECTION 13.2. Limitation on Liability.

         Any term or provision of this Indenture to the contrary notwithstanding, the obligations of each Guarantor hereunder are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its

Guaranty or pursuant to its contribution obligations under this Indenture, will result in the obligations of such Guarantor under this Indenture or its Guaranty not being voidable as a fraudulent conveyance or fraudulent transfer under federal or state law.

SECTION 13.3. Execution and Delivery of Guarantees; Supplemental Indentures.

         The Guaranty of each Guarantor shall be conclusively evidenced by the execution and delivery by such Guarantor of this Indenture. The execution and delivery of any Restricted Subsidiary of the Company that is required to become a Guarantor pursuant to Section 10.17 shall be conclusively evidenced by its execution and delivery of the supplemental indenture referred to therein.

         Each Guarantor hereby agrees that its Guaranty shall be and shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guaranty.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees on behalf of the Guarantors.

SECTION 13.4. Guarantors May Consolidate, Etc., on Certain Terms.

                  (a) Except as may be provided in Articles VIII and X, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the assets of a Guarantor as an entirety or substantially as an entirety or the Capital Stock of a Guarantor to the Company or another Guarantor.

                  (b) No Guarantor shall consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person (other than the Company or another Guarantor), whether or not affiliated with such Guarantor, unless, (i) subject to Section 13.5, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture, substantially in the form of Exhibit D hereto, under the Securities and this Indenture; and
         (ii) immediately after giving effect to such transaction, no Default or Event of Default exists. In the case of any such consolidation or merger and upon the assumption by the successor Person by supplemental indenture of the applicable Guaranty, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor.

SECTION 13.5. Release of Guarantors.

                  (a) Concurrently with any consolidation or merger of a Guarantor or any sale or conveyance of all or substantially all of the assets of a Guarantor, in each case as permitted by the other provisions of this Indenture (including, without limitation, Sections 10.9, 10.11 and 10.14) and as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Company, upon delivery by the Company to the Trustee of an Officer's Certificate to the effect that such consolidation, merger, sale or conveyance was made in accordance with this Indenture and an Opinion of Counsel to the effect that such transaction is permitted by this Indenture (which opinion may be subject to customary assumptions and limitations), the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations under its Guaranty under this Article XIII. Any Guarantor not released from its obligations under its Guaranty under this Article XIII shall remain liable for the full amount of principal of and premium, if any, and interest on the Securities and for the other obligations of a Guarantor under its Guaranty under this Article XIII.

                  (b) In the event that the Company designates a Guarantor to be an Unrestricted Subsidiary in accordance with the terms of this Indenture (including Section 10.18), then such Guarantor shall be released and relieved of any obligations under its Guaranty.

SECTION 13.6. Successors and Assigns.

         This Article XIII shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 13.7. No Waiver, etc.

         Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article XIII shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XIII at law, in equity, by statute or otherwise.

SECTION 13.8. Modification, etc.

         No modification, amendment or waiver of any provision of this Article, nor the consent to any departure by a Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on a Guarantor in any case shall entitle such Guarantor or any other guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 13.9. Subordination of Guarantees.

         The obligations of each Guarantor pursuant to its Guaranty and this
Article XIII shall be (a) junior and subordinated in right of payment to the prior payment in full in cash of all Guarantor Senior Indebtedness of such Guarantor and (b) senior in right of payment to all existing and future Guarantor Subordinated Indebtedness of such Guarantor, in each case on the same basis as the Securities and the obligations of the Company hereunder are junior and subordinated to all Senior Indebtedness and senior in right of payment to all Subordinated Indebtedness. For the purposes of this Section 13.9, Article XIV shall apply to the obligations of each Guarantor under its Guaranty, this
Article XIII and the other provisions of this Indenture as if references therein to the Company, the Securities, Senior Indebtedness, Subordinated Indebtedness and Designated Senior Indebtedness were references to such Guarantor, such Guarantor's Guaranty, Guarantor Senior Indebtedness, Guarantor Subordinated Indebtedness and Designated Guarantor Senior Indebtedness, respectively.

                                   ARTICLE XIV

                                  SUBORDINATION

SECTION 14.1. Securities Subordinate to Senior Indebtedness and Senior to Subordinated Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees that, to the extent and in the manner hereinafter set forth in this

Article XIV, the Indebtedness evidenced by the Securities is hereby expressly made subordinate in right of payment to the prior payment in full in cash of all Senior Indebtedness and senior in right of payment to all existing and future Subordinated Indebtedness of the Company.

SECTION 14.2. Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or its assets, or any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshaling of assets or liabilities of the Company, all Senior Indebtedness (including, in the case of Designated Senior Indebtedness, any interest accruing subsequent to the filing of a petition for bankruptcy (regardless of whether such interest is an allowed claim in the bankruptcy proceeding)) must be paid in full in cash before any direct or indirect payment (other than payments from a trust previously created pursuant to Article XII) by or on behalf of the Company of any kind or character (excluding Permitted Junior Securities) may be made on account of the principal of, premium, if any, or interest on, or the purchase, redemption or other acquisition of, the Securities.

SECTION 14.3. No Payment When Designated Senior Indebtedness in Default.

         During the continuance of any default in the payment of principal, or premium, if any, or interest on any Senior Indebtedness, when the same becomes due, and after receipt by the Trustee and the Company from representatives of holders of such Senior Indebtedness of written notice of such default, no direct or indirect payment (other than payments from trusts previously created pursuant to Article XII) by or on behalf of the Company of any kind or character (other than Permitted Junior Securities) may be made on account of the principal of, premium, if any, or interest on, or the purchase, redemption or other acquisition of, the Securities unless and until such default has been cured or waived or has ceased to exist or such Senior Indebtedness shall have been paid in full in cash or indefeasibly discharged, after which the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments.

         In addition, during the continuance of any other default with respect to any Designated Senior Indebtedness that permits, or would permit with the passage of time or the giving of notice or both, the maturity thereof to be accelerated (a "Non-payment Default") and upon the earlier to occur of (a) receipt by the Trustee and the Company from the representatives of holders of such Designated Senior Indebtedness of a written notice of such Non-payment Default or (b) if such Non-payment Default results from the acceleration of the maturity of the Securities, the date of such acceleration, no payment (other than payments from trusts previously created pursuant to Article XII) of any kind or character (excluding Permitted Junior Securities) may be made by the Company on account of the principal of, premium, if any, or interest on, or the purchase, redemption, or other acquisition of, the Securities for the period specified below (the "Payment Blockage Period").

         The Payment Blockage Period shall commence upon the receipt of notice of a Non-payment Default by the Trustee and the Company from the representatives of holders of Designated Senior Indebtedness or the date of the acceleration referred to in clause (b) of the preceding paragraph, as the case may be, and shall end on the earliest to occur of the following events: (i) 179 days have elapsed since the receipt of such notice or the date of the acceleration referred to in clause (b) of the preceding paragraph (provided the maturity of such Designated Senior Indebtedness shall not theretofore have been accelerated), (ii) such default is cured or waived or ceases to exist or such Designated Senior Indebtedness is paid in full in cash or indefeasibly discharged, or (iii) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the representatives of holders of Designated Senior Indebtedness initiating such Payment Blockage Period, after which the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. Only one Payment Blockage Period with respect to the Securities may be commenced within any 360 consecutive day period. No Non-payment Default with respect to Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 360 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days. In no event will a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice or the date of the acceleration initiating such Payment Blockage Period, and there must be a 181 consecutive day period in any 360 day period during which no Payment Blockage Period is in effect.

SECTION 14.4. Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full in cash of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article XIV to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XIV, and no payments over pursuant to the provisions of this
Article XIV to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 14.5. Provisions Solely to Define Relative Rights.

         The provisions of this Article XIV are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article XIV or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this
Article XIV of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 14.6. Trustee to Effectuate Subordination.

         Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIV and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 14.7. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XIV or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 14.8. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received at its Corporate Trust Office the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment in cash of the principal of, premium, if any or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

SECTION 14.9. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article XIV, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

SECTION 14.10. Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIV or otherwise, except in the case of gross negligence or wilful misconduct on the part of the Trustee.

SECTION 14.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIV with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article XIV shall apply to claims of, or payments to, the Trustee or its agent or counsel under or pursuant to Section 6.7.

SECTION 14.12. Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIV shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XIV in addition to or in place of the Trustee; provided, however, that Section 14.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                                   ----------

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                            INTEGRATED ELECTRICAL SERVICES, INC.



                            By: /s/ H. DAVID RAMM
                               -------------------------------------------------
                            Name: H. David Ramm
                            Title:  President and Chief Executive Officer



                            STATE STREET BANK AND TRUST COMPANY



                            By: /s/ MICHAEL HOPKINS
                               -------------------------------------------------
                            Name: Michael Hopkins
                            Title: Vice President


                            1ST GROUP TELECOMMUNICATIONS, INC.
                            ACE ELECTRIC, INC.
                            ALADDIN WARD ELECTRIC & AIR, INC.
                            AMBER ELECTRIC, INC.
                            ANDERSON & WOOD CONSTRUCTION CO., INC.
                            ARC ELECTRIC, INCORPORATED
                            AXIS MANAGEMENT LLC
                            BACHOFNER ELECTRIC, INC.
                            BARTLEY & DEVARY ELECTRIC, INC.
                            BEAR ACQUISITION CORPORATION
                            BRINK ELECTRIC CONSTRUCTION CO.
                            BRITT RICE ELECTRIC, INC.
                            BRITT RICE MANAGEMENT LLC
                            BRYANT ELECTRIC COMPANY, INC.
                            BW CONSOLIDATED, INC.
                            BW/BEC, INC.
                            CANOVA ELECTRICAL CONTRACTING, INC.
                            CARROLL MANAGEMENT LLC
                            CARROLL SYSTEMS, INC.
                            CHARLES P. BAGBY COMPANY, INC.
                            COLLIER ELECTRIC COMPANY, INC.
                            COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                            CROSS STATE ELECTRIC, INC.
                            CYPRESS ELECTRICAL CONTRACTORS, INC.
                            DANIEL ELECTRICAL CONTRACTORS, INC.
                            DANIEL ELECTRICAL OF TREASURE COAST INC.
                            DAVIS ELECTRICAL CONSTRUCTORS, INC.
                            DELCO ELECTRIC, INC.
                            ELECTRO-TECH, INC.
                            EMC ACQUISITION CORPORATION
                            ERNEST P. BREAUX ELECTRICAL, INC.
                            FEDERAL COMMUNICATIONS GROUP, INC.
                            FLORIDA INDUSTRIAL ELECTRIC, INC.

                            GENERAL PARTNER, INC.
                            GOSS ELECTRIC COMPANY, INC.
                            H.R. ALLEN, INC.
                            HATFIELD REYNOLDS ELECTRIC COMPANY
                            HOLLAND ELECTRICAL SYSTEMS, INC.
                            HOUSTON-STAFFORD ELECTRIC, INC.
                            HOUSTON-STAFFORD MANAGEMENT LLC
                            HOWARD BROTHERS ELECTRIC CO., INC.
                            I.C.G. ELECTRIC, INC.
                            IES COMMUNICATIONS GROUP, INC.
                            IES CONTRACTORS MANAGEMENT LLC
                            IES ELECTRICAL GROUP, INC.
                            IES RESIDENTIAL GROUP, INC.
                            IES SPECIALTY LIGHTING, INC.
                            IES VENTURES INC.
                            INNOVATIVE ELECTRIC COMPANY, INC.
                            INTEGRATED ELECTRICAL FINANCE, INC.
                            INTELLIGENT BUILDING SOLUTIONS, INC.
                            J.W. GRAY ELECTRIC COMPANY, INC.
                            J.W. GRAY MANAGEMENT, LLC
                            KAYTON ELECTRIC, INC.
                            KEY ELECTRICAL SUPPLY, INC.
                            LINEMEN, INC.
                            MARK HENDERSON, INCORPORATED
                            MENNINGA ELECTRIC, INC.
                            MIDLANDS ELECTRICAL CONTRACTORS, INC.
                            MID-STATES ELECTRIC COMPANY, INC.
                            MILLS ELECTRICAL CONTRACTORS, INC.
                            MILLS MANAGEMENT LLC
                            MITCHELL ELECTRIC COMPANY, INC.
                            M-S SYSTEMS, INC.
                            MURRAY ELECTRICAL CONTRACTORS, INC.
                            MUTH ELECTRIC, INC.
                            NEAL ELECTRIC MANAGEMENT LLC
                            NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                                INC.
                            NEWCOMB ELECTRIC COMPANY, INC.
                            PAN AMERICAN ELECTRIC COMPANY, INC.
                            PAN AMERICAN ELECTRIC, INC.
                            PAULIN ELECTRIC COMPANY, INC.
                            POLLOCK ELECTRIC INC.
                            PRIMENET, INC.
                            PRIMO ELECTRIC COMPANY
                            PUTZEL ELECTRICAL CONTRACTORS, INC.
                            RAINES ELECTRIC CO., INC.
                            RAINES MANAGEMENT LLC
                            RKT ELECTRIC, INC.
                            ROCKWELL ELECTRIC, INC.
                            RODGERS ELECTRIC COMPANY, INC.
                            RON'S ELECTRIC, INC.
                            SPECTROL, INC.
                            SPOOR ELECTRIC, INC.
                            SUMMIT ELECTRIC OF TEXAS, INC.

                            T&H ELECTRICAL CORPORATION
                            TECH ELECTRIC CO., INC.
                            TEKNON ACQUISITION CORPORATION
                            TESLA POWER G.P., INC.
                            THOMAS POPP & COMPANY
                            VALENTINE ELECTRICAL, INC.
                            WOLFE ELECTRIC CO., INC.
                            WRIGHT ELECTRICAL CONTRACTING, INC.


                            By: /s/ NEIL J. DePASCAL, JR.
                               -------------------------------------------------
                               Neil J. DePascal, Jr., Chief Accounting Officer



                             AXIS COMMUNICATIONS LP

                             By: Axis Management LLC, its general partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             B. RICE ELECTRIC LP

                             By: Britt Rice Management LLC, its general partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             BEXAR ELECTRIC COMPANY, LTD.

                             By: BW/BEC, Inc., its general partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer

                             CARROLL SYSTEMS LP

                             By: Carroll Management LLC, its general partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             HAYMAKER ELECTRIC, LTD.

                             By: General Partner, Inc., its general partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             HOUSTON-STAFFORD ELECTRICAL CONTRACTORS, LP

                             By: Houston-Stafford Management LLC, its general
                                 partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             ICS INTEGRATED COMMUNICATIONS SERVICES LP

                             By: Neal Electric Management LLC, its general
                                 partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             IES CONTRACTORS LP

                             By: IES Contractors Management LLC, its general
                                 partner


                             By: /s/ NEIL J. DePASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer

                             IES MANAGEMENT LP

                             By: Integrated Electrical Finance, Inc.


                             By: /s/ NEIL J. DEPASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             J.W. GRAY ELECTRICAL CONTRACTORS, LP

                             By: J.W. Gray Management, LLC, its general partner

                             By: /s/ NEIL J. DEPASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             MILLS ELECTRIC LP

                             By: Mills Management LLC, its general partner


                             By: /s/ NEIL J. DEPASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer



                             NEAL ELECTRIC LP

                             By: BW/BEC, Inc., its general partner


                             By: /s/ NEIL J. DEPASCAL, JR.
                                ------------------------------------------------
                                Neil J. DePascal, Jr., Chief Accounting Officer

                         POLLOCK SUMMIT ELECTRIC LP

                         By: Pollock Electric, Inc., its general partner


                         By: /s/ NEIL J. DEPASCAL, JR.
                            ----------------------------------------------------
                            Neil J. DePascal, Jr., Chief Accounting Officer



                         By: Summit Electric of Texas, Inc., its general partner

                         By: /s/ NEIL J. DEPASCAL, JR.
                            ----------------------------------------------------
                            Neil J. DePascal, Jr., Chief Accounting Officer



                         RAINES ELECTRIC LP

                         By: Raines Management LLC, its general partner

                         By: /s/ NEIL J. DEPASCAL, JR.
                            ----------------------------------------------------
                            Neil J. DePascal, Jr., Chief Accounting Officer


                         TESLA POWER AND AUTOMATION, LP
                         By: Tesla Power GP, Inc., its general partner

                         By: /s/ NEIL J. DEPASCAL, JR.
                            ----------------------------------------------------
                            Neil J. DePascal, Jr., Chief Accounting Officer


                         TESLA POWER PROPERTIES, LP
                         By: Tesla Power GP, Inc., its general partner

                         By: /s/ NEIL J. DEPASCAL, JR.
                            ----------------------------------------------------
                            Neil J. DePascal, Jr., Chief Accounting Officer

                         AXIS HOLDINGS LLC
                         BRITT RICE HOLDINGS LLC
                         BW/BEC, L.L.C.
                         CARROLL HOLDINGS LLC
                         HOUSTON-STAFFORD HOLDINGS LLC
                         ICS HOLDINGS LLC
                         IES CONTRACTORS HOLDINGS LLC
                         IES HOLDINGS LLC
                         J.W. GRAY HOLDINGS LLC
                         MILLS ELECTRICAL HOLDINGS LLC
                         POLLOCK SUMMIT HOLDINGS INC.
                         RAINES HOLDINGS LLC

                         By: /s/ ADRIANNE M. HORNE
                            ----------------------------------------------------
                            Adrianne M. Horne, President


                         TESLA POWER (NEVADA), INC.
                         DKD ELECTRIC COMPANY, INC.
                         NBH HOLDING CO., INC.

                         By: /s/ ADRIANNE M. HORNE
                            ----------------------------------------------------
                            Adrianne M. Horne, Chief Executive Officer

                                                                      Schedule A



                               LIST OF GUARANTORS



1st Group Telecommunications, Inc.
Ace Electric, Inc.
Aladdin-Ward Electric & Air, Inc.
Amber Electric, Inc.
Anderson & Wood Construction Co., Inc.
ARC Electric, Incorporated
Axis Communications LP
Axis Holdings LLC
Axis Management LLC
B. Rice Electric LP
Bachofner Electric, Inc.
Bardey & Devary Electric, Inc.
Bear Acquisition Corporation
Bexar Electric Company, Ltd.
  (GP is BW/BEC, Inc.)
Brink Electric Construction Co.
Britt Rice Electric, Inc.
Britt Rice Holdings LLC
Britt Rice Management LLC
Bryant Electric Company, Inc.
BW Consolidated, Inc.
BW/BEC, Inc.
BW/BEC, L.L.C.
Canova Electrical Contracting, Inc.
Carroll Holdings LLC
Carroll Management LLC
Carroll Systems LP
Carroll Systems, Inc.
Charles P. Bagby Co., Inc.
Collier Electric Company, Inc.
Commercial Electrical Contractors, Inc.
Cross State Electric, Inc.
Cypress Electrical Contractors, Inc.
Daniel Electrical Contractors, Inc.
Daniel Electrical of Treasure Coast, Inc.
Davis Electrical Constructors, Inc.
Delco Electric, Inc.
DKD Electric Company, Inc.
Electro-Tech, Inc.
EMC Acquisition Corporation
Ernest P. Breaux Electrical, Inc.
Federal Communications Group, Inc.
Florida Industrial Electric, Inc.
General Partner, Inc.
Goss Electric Company, Inc.

H. R. Allen, Inc.
Hatfield Reynolds Electric Company
Haymaker Electric, Ltd.
  (GP is General Partner, Inc.)
Holland Electrical Systems, Inc.
Houston-Stafford Electrical Contractors LP
  (GP is Houston Stafford Management LLC)
Houston-Stafford Electric, Inc.
Houston-Stafford Holdings LLC
Houston-Stafford Management LLC
Howard Brothers Electric Co., Inc.
I.C.G. Electric, Inc.
ICS Holdings LLC
ICS Integrated Communication Services LP
   (GP is Neal Electric Management LLC)
IES Communications Group, Inc.
IES Contractors Holdings LLC
IES Contractors LP
  (GP is IES Contractors Management LLC)
IES Contractors Management LLC
IES Electrical Group, Inc.
IES Holdings LLC
IES Management LP
  (GP is Integrated Electrical Finance, Inc.)
IES Residential Group, Inc.
IES Specialty Lighting, Inc.
IES Ventures, Inc.
Innovative Electric Company, Inc.
Integrated Electrical Finance, Inc.
Intelligent Building Solutions, Inc.
J. W. Gray Electric Company, Inc.
J. W. Gray Electrical Contractors LP
  (GP is JW Gray Management LLC)
J. W. Gray Holdings LLC
J. W. Gray Management LLC
Kayton Electric, Inc.
Key Electrical Supply, Inc.
Linemen, Inc.
Mark Henderson, Incorporated
Menninga Electric, Inc.
Midlands Electrical Contractors, Inc.
Mid-States Electric Company, Inc.
Mills Electric LP
  (GP is Mills Management LLC)
Mills Electrical Contractors, Inc.
Mills Electrical Holdings LLC
Mills Management LLC
Mitchell Electric Company, Inc.



                                      A-1-2

M-S Systems, Inc.
Murray Electrical Contractors, Inc.
Muth Electric, Inc.
NBH Holding Co., Inc
Neal Electric LP
Neal Electric Management LLC
New Technology Electrical Contractors, Inc.
Newcomb Electric Company, Inc.
Pan American Electric Company, Inc.
Pan American Electric, Inc.
Paulin Electric Company, Inc.
Pollock Electric Inc.
Pollock Summit Electric LP
  (GPs are Pollock Electric, Inc and Summit Electric of Texas, Inc.) Pollock Summit Holdings, Inc.
PrimeNet, Inc.
Primo Electric Company
Putzel Electrical Contractors, Inc.
Raines Electric Co., Inc.
Raines Electric LP
  (GP is Raines Management LLC)
Raines Holding LLC
Raines Management LLC
RKT Electric, Inc.
Rockwell Electric, Inc.
Rodgers Electric Company, Inc.
Ron's Electric, Inc.
Spectrol, Inc.
Spoor Electric, Inc.
Summit Electric of Texas, Incorporated
T&H Electrical Corporation
Tech Electric Co., Inc.
Teknon Acquisition Corporation
Tesla Power G.P., Inc.
Tesla Power (Nevada), Inc.
Tesla Power and Automation, LP
Tesla Power Properties, LP
Thomas Popp & Company
Valentine Electrical, Inc.
Wolfe Electric Co., Inc.
Wright Electrical Contracting, Inc.



                                     A-1-3

                                                                     EXHIBIT A-1


                                FORM OF SECURITY

        [PRIVATE PLACEMENT LEGEND FOR 144A SECURITIES AND IAI SECURITIES]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.



                                      A-1-1

             [PRIVATE PLACEMENT LEGEND FOR REGULATION S SECURITIES]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S,
(E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


                                      A-1-2

                      Integrated Electrical Services, Inc.

               9[ ]% Senior Subordinated Note, Series C, due 2009

No.                                 Original principal amount: $
   ---------                                                    ----------

                                                              CUSIP NO.
                                                                       ---------

         Integrated Electrical Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of __________ Dollars [(as increased or decreased in accordance with the terms of the Indenture)]1 on February 1, 2009 and to pay interest thereon from May 29, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1 in each year, commencing August 1, 2001 at the rate of 9[ ]% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 9[ ]% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and July 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (subject to the right of certain holders to request payment by wire transfer as provided in the Indenture).

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


----------
* For Global Securities only.



                                      A-1-3

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Attest:                                     Integrated Electrical Services, Inc.


                                            By:
-------------------------------                ---------------------------------
Title:                                      Title:



                                      A-1-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

                                           STATE STREET BANK AND TRUST COMPANY,
                                                     as Trustee


Dated:                                     By:
                                              ----------------------------------
                                                        Authorized Signatory



                                      A-1-5

                           FORM OF REVERSE OF SECURITY

         This Security is one of a duly authorized issue of Securities of the Company designated as 9[ ]% Senior Subordinated Notes, Series C, due 2009 and 9[ ]% Senior Subordinated Notes, Series D, due 2009, issued and to be issued under an Indenture, dated as of May 29, 2001 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and State Street Bank and Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities include (i) $125,000,000 aggregate principal amount of the Company's 9[ ]% Senior Subordinated Notes, Series C, due 2009 issued under the Indenture on May 29, 2001 (herein called "Initial Securities"), (ii) if and when issued, additional 9[ ]% Senior Subordinated Notes, Series C, due 2009 or 9[ ]% Senior Subordinated Notes, Series D, due 2009 of the Company that may be issued from time to time under the Indenture subsequent to May 29, 2001 (herein called "Additional Securities") and (iii) if and when issued, the Company's 9[ ]% Senior Subordinated Notes, Series D, due 2009 that may be issued from time to time under the Indenture in exchange for Initial Securities or Additional Securities in an offer registered under the Securities Act as provided in a Registration Rights Agreement (as referred to below) or as Private Exchange Securities as contemplated by the Registration Rights Agreement. The Initial Securities, Additional Securities and Exchange Securities are treated as a single class of securities under the Indenture.

         The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 7aaa - 77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured senior subordinated obligations of the Company. The principal amount of Securities which may be issued under the Indenture is unlimited.

         This Security is redeemable at the option of the Company, in whole or in part, at any time on or after February 1, 2004, at the Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, thereon to the Redemption Date, if redeemed during the 12-month period beginning February 1 of the years indicated below:

                                                                       Redemption
 Year                                                                    Price
------------------------------------------------------------------     ----------
2004 .............................................................        104.688%
2005 .............................................................        103.125%
2006 .............................................................        101.563%
2007 and thereafter ..............................................        100.000%


         In addition, at any time, or from time to time, on or prior to February 1, 2002, the Company may, at its option, use the net cash proceeds of one or more Qualified Equity Offerings to redeem up to an aggregate of 35% of the principal amount of the Securities originally issued, at a redemption price equal to 109.375% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Redemption Date; provided that at least 65% of the originally issued principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the



                                      A-1-6
foregoing redemption with the proceeds of any Qualified Equity Offering, the Company must consummate such redemption not later than 60 days after the closing of any such Qualified Equity Offering.

         The Securities are not subject to any sinking fund.

         The Indenture provides that the Company is obligated (a) upon the occurrence of a Change in Control to make an offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase and
(b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets (not applied as specified in the Indenture within the periods set forth therein) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

         In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit



                                      A-1-7
instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer, on or after the relevant Purchase Date).

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         This Security is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Pursuant to the Registration Rights Agreement relating to this Security by and among the Company and the other parties thereto, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 9[ ]% Senior Subordinated Notes, Series D, due 2009 of the Company, which have been registered under the Securities Act, in like principal amount and having identical terms as this Security (other than as set forth in this paragraph). The Holder of this Security shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

         Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

         The obligations of the Company under the Indenture and this Security are expressly subordinated to all Senior Indebtedness and senior in right of payment to all Subordinated Indebtedness, in each case to



                                      A-1-8
the extent set forth in Article XIV of the Indenture, and reference is hereby made to such Indenture for the precise terms of such subordination.

         As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed pursuant to Guarantees as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guaranty upon compliance with certain conditions.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.



                                      A-1-9

                                 ASSIGNMENT FORM

If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I (or we) assign and transfer this Security to


--------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint


--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.


         In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

  [ ]    1        acquired for the undersigned's own account, without transfer;
                  or

  [ ]    2        transferred to the Company; or

  [ ]    3        transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act");
                  or

  [ ]    4        transferred pursuant to an effective registration statement under the Securities Act; or

  [ ]    5        transferred pursuant to and in compliance with Regulation S under the Securities Act; or

  [ ]    6        transferred to an institutional "accredited investor" (as
                  defined in Rule 501(a)(1), (2), (3) or (7) under the
                  Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Exhibit E of the Indenture);
                  or



                                     A-1-10

  [ ]    7        transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.


Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


--------------------------------------------------------------------------------


Date:             Your Signature:
     ------------                 ----------------------------------------------
                                  (Sign exactly as your name appears on the
                                   other side of this Security)


                                   By:
                                      ------------------------------------------
                                      NOTICE: To be executed by an executive
                                      officer


Signature Guarantee:
                     -----------------------------------------------------------




TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:
     ------------                 ----------------------------------------------



                                     A-1-11

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13 or 10.14 of the Indenture, check the applicable box:

         Section 10.13 __

         Section 10.14 __

         If you want to elect to have only a part of the principal amount of this Security purchased by the Company pursuant to Section 10.13 or 10.14 of the Indenture, state the portion of such amount: $___________


Date:             Your Signature:
     ------------                 ----------------------------------------------
                                  (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:
                     -----------------------------------------------------------
                     (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                     A-1-12

                                                                     EXHIBIT A-2


                      INTEGRATED ELECTRICAL SERVICES, INC.

                 9[ ]% SENIOR SUBORDINATED NOTE DUE 2009, SERIES D

No.                                Original principal amount: $
   -----------                                                 ----------

                                                             CUSIP NO.
                                                                      ----------

         Integrated Electrical Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum of ________________ Dollars [(as increased or decreased in accordance with the terms of the Indenture)]* on February 1, 2009 and to pay interest thereon from May 29, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1 in each year, commencing August 1, 2001 at the rate of 9[ ]% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 9[ ]% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 and August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (subject to the right of certain holders to request payment by wire transfer as provided in the Indenture).

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



----------
* For Global Securities only.



                                      A-2-1

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



                                     A-2-2

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.


Attest:                                     Integrated Electrical Services, Inc.


                                            By:
------------------------------                 ---------------------------------
Title:                                      Title:



                                      A-2-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

                                          STATE STREET BANK AND TRUST COMPANY,
                                                     as Trustee


Dated:                                    By:
                                             -----------------------------------
                                                      Authorized Signatory



                                      A-2-4

                           FORM OF REVERSE OF SECURITY

         This Security is one of a duly authorized issue of Securities of the Company designated as 9[ ]% Senior Subordinated Notes, Series C, due 2009 and
9[ ]% Senior Subordinated Notes, Series D, due 2009, issued and to be issued under an Indenture, dated as of May 29, 2001 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and State Street Bank and Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities include (i) $125,000,000 aggregate principal amount of the Company's 9[ ]% Senior Subordinated Notes, Series C, due 2009 issued under the Indenture on May 29, 2001 (herein called "Initial Securities"), (ii) if and when issued, additional 9[ ]% Senior Subordinated Notes, Series C, due 2009 or 9[ ]% Senior Subordinated Notes, Series D, due 2009 of the Company that may be issued from time to time under the Indenture subsequent to May 29, 2001 (herein called "Additional Securities") and (iii) if and when issued, the Company's 9[ ]% Senior Subordinated Notes, Series D, due 2009 that may be issued from time to time under the Indenture in exchange for Initial Securities or Additional Securities in an offer registered under the Securities Act as provided in a Registration Rights Agreement (as referred to below) or as Private Exchange Securities as contemplated by the Registration Rights Agreement. The Initial Securities, Additional Securities and Exchange Securities are treated as a single class of securities under the Indenture.

         The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 7aaa - 77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured senior subordinated obligations of the Company. The principal amount of Securities which may be issued under the Indenture is unlimited.

         This Security is redeemable at the option of the Company, in whole or in part, at any time on or after February 1, 2004, at the Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, thereon to the Redemption Date, if redeemed during the 12-month period beginning February 1 of the years indicated below:

                                                                   Redemption
Year                                                                  Price
--------------------------------------------------------------     ----------
2004 .........................................................        104.688%
2005 .........................................................        103.125%
2006 .........................................................        101.563%
2007 and thereafter ..........................................        100.000%

         In addition, at any time, or from time to time, on or prior to February 1, 2002, the Company may, at its option, use the net cash proceeds of one or more Qualified Equity Offerings to redeem up to an aggregate of 35% of the principal amount of the Securities originally issued, at a redemption price equal to 109.375% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to the Redemption Date; provided that at least 65% of the originally issued principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the



                                      A-2-5
foregoing redemption with the proceeds of any Qualified Equity Offering, the Company shall consummate such redemption not later than 60 days after the closing of any such Qualified Equity Offering.

         The Securities are not subject to any sinking fund.

         The Indenture provides that the Company is obligated (a) upon the occurrence of a Change in Control to make an offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase and
(b) to make an offer to purchase Securities with a portion of the net cash proceeds of certain sales or other dispositions of assets (not applied as specified in the Indenture within the periods set forth therein) at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

         In the event of redemption or purchase of this Security in part only pursuant to a Change of Control Offer or an Asset Sale Offer, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit



                                      A-2-6
instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to a Change of Control Offer or an Asset Sale Offer, on or after the relevant Purchase Date).

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         The obligations of the Company under the Indenture and this Security are expressly subordinated to all Senior Indebtedness, in each case to the extent set forth in Article XIV of the Indenture, and reference is hereby made to such Indenture for the precise terms of such subordination.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         This Security is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

         As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed pursuant to Guarantees as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guaranty upon compliance with certain conditions.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                                      A-2-7

         The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.



                                      A-2-8

                                 ASSIGNMENT FORM

If you, the Holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I (or we) assign and transfer this Security to


--------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code) and irrevocably appoint


--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.



Date:             Your Signature:
     ------------                 ----------------------------------------------
                                  (Sign exactly as your name appears on the
                                   other side of this Security)

                                   By:
                                      ------------------------------------------
                                      NOTICE: To be executed by an executive
                                               officer

Signature Guarantee:
                     ------------------------------------------------



                                      A-2-9

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 10.13 or 10.14 of the Indenture, check the applicable box:

         Section 10.13 __

         Section 10.14 __

         If you want to elect to have only a part of the principal amount of this Security purchased by the Company pursuant to Section 10.13 or 10.14 of the Indenture, state the portion of such amount: $_______________


Date:             Your Signature:
     ------------                 ----------------------------------------------
                                  (Sign exactly as name appears on the other
                                   side of this Security)


Signature Guarantee:
                    ------------------------------------------------------------
                    (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                     A-2-10

                                                                       EXHIBIT B


                    FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

         Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("D.T.C."), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF D.T.C. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF D.T.C.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C


                       FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S


State Street Bank and Trust Company
Goodwin Square, 23rd Floor
225 Asylum Street
Hartford, CT 06103
Attn:  Corporate Trust Administration

         Re: Integrated Electrical Services, Inc. (the "Company") 9[ ]% Senior Subordinated Notes, Series C, due 2009 (the "Securities")

Ladies and Gentlemen:

         In connection with our proposed sale of ___________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a Person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any Person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market described in Rule 902(a) of Regulation S and neither we nor any Person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities;

                  (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold during the distribution compliance period specified in Rule 903(c)(2) or (3), as applicable, only in accordance with the provisions of Regulation S; pursuant to registration of the Securities under the Securities Act; or pursuant to another available exemption from the registration requirements under the Securities Act; and

                  (7) if the sale is made during a distribution compliance period and the provisions of Rule 903(c)(3) are applicable thereto, we confirm that such sale has been made in accordance with such provisions.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,


                                            [Name of Transferor]



                                            By:
                                               ---------------------------------
                                                      Authorized Signature

                                                                       EXHIBIT D


        FORM OF SUPPLEMENTAL INDENTURE RELATING TO ADDITIONAL GUARANTORS

                             SUPPLEMENTAL INDENTURE

         This SUPPLEMENTAL INDENTURE, dated as of __________ ___, ____, is among Integrated Electrical Services, Inc., a Delaware corporation (the "Company"), each of the parties identified under the caption "Guarantors" on the signature page hereto (the "Guarantors") and State Street Bank and Trust Company, as Trustee.

                                    RECITALS

         WHEREAS, the Company, the subsidiaries of the Company named therein and the Trustee entered into an Indenture, dated as of May 29, 2001 (as amended or supplemented, the "Indenture"), pursuant to which the Company has issued its 9[ ]% Senior Subordinated Notes, Series C, due 2009 and its 9[ ]% Senior Subordinated Notes, Series D, due 2009 (the "Securities"); and

         WHEREAS, Section 9.1(i) of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture in order to execute and deliver a guarantee (a "Guarantee") to comply with Section 10.17 thereof without the consent of the Holders of the Securities; and

         WHEREAS, all acts and things prescribed by the Indenture, by law and by the certificate of incorporation and the bylaws (or comparable constituent documents) of the Company, of the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Company, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

         NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities as follows:

                                    ARTICLE 1

         Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

         Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Guarantors and the Trustee.

                                    ARTICLE 2

         From this date, in accordance with Section 10.17 and by executing this Supplemental Indenture, the Guarantors whose signatures appear below are Guarantors for all purposes under the Indenture and are subject to the provisions of the Indenture to the extent provided for in Article XIII thereunder.

                                    ARTICLE 3

         Section 3.01. Except as specifically modified herein, the Indenture and the Securities are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

         Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

         Section 3.03. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS SUPPLEMENTAL INDENTURE.

         Section 3.04. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                          [NEXT PAGE IS SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

                                   INTEGRATED ELECTRICAL SERVICES, INC.



                                   By
                                     ------------------------------------
                                   Name:
                                   Title:



                                   GUARANTORS


                                   [         ]



                                   By
                                     ------------------------------------
                                   Name:
                                   Title:



                                   STATE STREET BANK AND TRUST
                                   COMPANY, as Trustee



                                   By
                                     ------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT E

                                                  ANNEX A TO OFFERING MEMORANDUM


                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


                                              [Date]
Integrated Electrical Services, Inc.
1800 West Loop South, Suite 500
Houston, Texas 77027-3290
Attention: General Counsel

Dear Sirs:

                  This certificate is delivered to request a transfer of $_________ principal amount of the 9[ ]% Senior Subordinated Notes, Series C, due 2009 (the "Securities") of Integrated Electrical Services, Inc. (the "Company").

                  Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

                  Name: ___________________________________

                  Address: ________________________________

                  Taxpayer ID Number: _____________________

                  The undersigned represents and warrants to you that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                                            TRANSFEREE:
                                                       -------------------------
                                            BY:
                                               ---------------------------------



                                       E-2